Execution Version 136166767.4 AMENDMENT NO. 1 TO THE TERM LOAN AGREEMENT THIS AMENDMENT NO. 1 TO THE TERM LOAN AGREEMENT, dated as of June 29, 2023 (this “Amendment”), is entered into by and among AXOGEN, INC., a Minnesota corporation (the “Company”), each of the Persons identified as a “Subsidiary Guarantor” on the signature pages hereto (together with the Borrower, each, an “Obligor” and, collectively, the “Obligors”), each of the Persons identified as a “Lender” on the signature pages hereto (each, a “Lender”), and by ARGO SA LLC, a Delaware limited liability company (“Argo”), as the Administrative Agent (in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Company, as borrower (in such capacity, the “Borrower”), and the other Obligors entered into the Term Loan Agreement, dated as of June 30, 2020 (the “Existing Term Loan Agreement”), by and among the Obligors, the Lenders party thereto and the Administrative Agent; WHEREAS, the Obligors and the Majority Lenders desire to amend the Existing Term Loan Agreement on the terms set forth herein; WHEREAS, pursuant to Section 15.04 of the Existing Term Loan Agreement, no amendment to the Existing Term Loan Agreement is effective unless executed by the Borrower and the Majority Lenders (as defined in the Existing Term Loan Agreement); WHEREAS, this Amendment is not otherwise prohibited by Section 15.04 of the Existing Term Loan Agreement; WHEREAS, the Lenders party to this Amendment constitute the Majority Lenders under and for purposes of the Existing Term Loan Agreement. NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows: ARTICLE 1 DEFINITIONS 1.01 Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Existing Term Loan Agreement. 1.02 Interpretation. The rules of interpretation set forth in Section 1.03 of the Existing Term Loan Agreement shall apply to this Amendment. ARTICLE 2 AMENDMENTS 2.01 Amendments to Term Loan Agreement. The Existing Term Loan Agreement as in effect immediately prior to the Amendment Effective Date is hereby amended to delete the red,

136166767.4 - 2 - stricken text (indicated textually in the same manner as the following example: deleted text) and to add the blue, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex 1 attached to this Amendment. 2.02 Ratification. Except as amended by this Amendment, the Existing Term Loan Agreement the other Loan Documents remain in full force and effect. 2.03 Amended Terms. On and after the Amendment Effective Date, all references to the “Term Loan Agreement” in each of the Loan Documents shall mean the Existing Term Loan Agreement as amended by this Amendment. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Term Loan Agreement or any other Loan Document. Nothing contained in this Amendment shall be construed as a substitution or novation of the obligations (including the Obligations) of the Obligors outstanding under the Existing Term Loan Agreement, any other Loan Document or instruments securing or evidencing any of the Obligations, which shall continue and remain in full force and effect, except to the extent that the terms thereof are modified by this Amendment. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Obligors from any of their obligations or liabilities under the Existing Term Loan Agreement or any other Loan Document. 2.04 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Existing Term Loan Agreement and the other Loan Documents. 2.05 Reaffirmation of Guarantees and Security Interests. Each Obligor hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Existing Term Loan Agreement, as amended by this Amendment, the Security Agreement and the other Loan Documents to which it is a party, and (b) agrees that all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Lenders. ARTICLE 3 REPRESENTATIONS AND WARRANTIES Each Obligor represents and warrants to each of the Lenders and the Administrative Agent, on the date hereof, that the following statements are true and correct: 3.01 Existence. Such Obligor is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization. 3.02 Power and Authority. Such Obligor has the requisite power and authority to execute and deliver this Amendment. 3.03 Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of such Obligor. The applicable resolutions of such Obligor authorize the execution, delivery and performance of this Amendment by such Obligor and are in full force and effect without modification or amendment.

136166767.4 - 3 - 3.04 Binding Obligation. This Amendment has been duly executed and delivered by such Obligor, and this Amendment, the Existing Term Loan Agreement, as amended by this Amendment, as amended by this Amendment, constitute the legally valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with the terms of this Amendment, and the Existing Term Loan Agreement as amended by this Amendment, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. 3.05 No Default or Event of Default. As of the date hereof, no event has occurred and is continuing, or would result from the consummation of the amendments contemplated by this Amendment, that would constitute a Default or an Event of Default. ARTICLE 4 CONDITIONS PRECEDENT 4.01 Conditions Precedent to Effectiveness. This Amendment shall not be effective until the date (such date, the “Amendment Effective Date”) that the following conditions precedent have been satisfied or waived by the Majority Lenders: (a) The Administrative Agent shall have received copies of this Amendment executed by the Obligors, the Majority Lenders, and the Administrative Agent. (b) The Borrower shall have paid all documented out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including documented out-of-pocket fees, costs and expenses of the counsel and other advisors or consultants retained by the Administrative Agent). ARTICLE 5 [Reserved]. ARTICLE 6 GENERAL PROVISIONS 6.01 Notices. All notices and other communications given or made pursuant hereto shall be made as provided in the Existing Term Loan Agreement. 6.02 Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof. 6.03 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment. 6.04 Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the

136166767.4 - 4 - laws of any other jurisdiction; provided that Section 5-1401 and Section 5-1402 of the New York General Obligations Law shall apply. 6.05 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures shall constitute original signatures and are binding on all parties. The original documents shall be delivered as soon as practicable, if requested by any party. 6.06 Costs and Expenses; Indemnification; Reimbursement. The parties hereto agree that this Amendment is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Sections 12.08 and 15.03 of the Existing Term Loan Agreement. 6.07 Jurisdiction, Service of Process and Venue; Waiver of Jury Trial. Each of Sections 15.10 and 15.11 of the Existing Term Loan Agreement, respectively, are hereby incorporated by reference as if set forth herein in its entirety. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above. BORROWER: AXOGEN, INC., a Minnesota corporation By: ~~- N~ PcleJ.Mariam Title: Executive Vice President and Chief Financial Officer SUBSIDIARY GUARANTORS: AXOGEN CORPORATION, a Delaware corporation By: Na2r:fr-Zi ~-' __ '__ Title: Executive Vice President and Chief Financial Officer AXOGEN PROCESSING CORPORATION, a Delaware corporation By: N~~ac:;{ . ' Title: Executive Vice President and Chief Financial Officer Signature Page lo Amendment No. I to the Term Loan Agreement

136166767.4 ANNEX 1 AMENDED TERM LOAN AGREEMENT (attached)

Annex 1 to Amendment No. 1 TERM LOAN AGREEMENT dated as of June 30, 2020 among AXOGEN, INC. as Borrower, The Subsidiary Guarantors from Time to Time Party Hereto, The Lenders from Time to Time Party Hereto, and ARGO SA LLC, as Administrative Agent and Collateral Agent U.S. $75,000,000 Amendment No. 1 dated June 29, 2023 136158242.1 136158242.6

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 Section 1.01 Certain Defined Terms 1 Section 1.02 Accounting Terms and Principles 2930 Section 1.03 Interpretation 30 Section 1.04 Accounting Terms; Changes in GAAP 3031 ARTICLE II THE COMMITMENT 31 Section 2.01 Commitments 31 Section 2.02 Borrowing Procedures 31 Section 2.03 Notes 3132 Section 2.04 Use of Proceeds 3132 ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST 3132 Section 3.01 Repayment 3132 Section 3.02 Interest 32 Section 3.03 Prepayments 3435 ARTICLE IV PAYMENTS, ETC. 3536 Section 4.01 Payments 3536 Section 4.02 Computations 3536 Section 4.03 Notices 3536 Section 4.04 Set-Off 36 ARTICLE V YIELD PROTECTION, ETC. 3637 Section 5.01 Taxes. 3637 ARTICLE VI CONDITIONS PRECEDENT 3940 Section 6.01 Conditions to Tranche 1 Borrowing 3940 Section 6.02 Conditions to Tranche 2 Borrowing Requested by Borrower 4041 Section 6.03 Tranche 2 Borrowing at Option of Lenders 4142 Section 6.04 Conditions to Tranche 3 Borrowing Requested by Borrower 42 Section 6.05 Conditions to Each Borrowing 4243 ARTICLE VII REPRESENTATIONS AND WARRANTIES 4344 Section 7.01 Power and Authority 4344 Section 7.02 Authorization; Enforceability 4344 Section 7.03 Governmental and Other Approvals; No Conflicts 44 Section 7.04 Financial Statements; Material Adverse Change. 4445 136158242.1 - 136158242.6 -i-

TABLE OF CONTENTS (continued) Page Section 7.05 Properties 4445 Section 7.06 No Actions or Proceedings 4748 Section 7.07 Compliance with Laws and Agreements 4849 Section 7.08 Taxes 4849 Section 7.09 Full Disclosure 4849 Section 7.10 Regulation 4849 Section 7.11 Solvency 4849 Section 7.12 Subsidiaries 4849 Section 7.13 Indebtedness and Liens 4950 Section 7.14 Material Agreements 4950 Section 7.15 Restrictive Agreements 4950 Section 7.16 Real Property 4950 Section 7.17 Pension Matters 50 Section 7.18 Collateral; Security Interest 5051 Section 7.19 Regulatory Approvals 5051 Section 7.20 Restricted Equity Interests 5152 Section 7.21 Update of Schedules 5152 Section 7.22 Broker Fees 5152 Section 7.23 Sanctions; Anti-Corruption 5152 ARTICLE VIII AFFIRMATIVE COVENANTS 5253 Section 8.01 Financial Statements and Other Information 5253 Section 8.02 Notices of Material Events 5455 Section 8.03 Existence; Conduct of Business 5657 Section 8.04 Payment of Obligations 5657 Section 8.05 Insurance 5657 Section 8.06 Books and Records; Inspection Rights 5758 Section 8.07 Compliance with Laws and Other Obligations 5758 Section 8.08 Maintenance of Properties, Etc. 5758 Section 8.09 Licenses 5960 Section 8.10 Action under Environmental Laws 5960 Section 8.11 Use of Proceeds 5960 136158242.1 - 136158242.6 -ii-

TABLE OF CONTENTS (continued) Page Section 8.12 Certain Obligations Respecting Subsidiaries; Further Assurances 5960 Section 8.13 Termination of Non-Permitted Liens 6061 Section 8.14 Intellectual Property 6162 Section 8.15 BLA 6162 Section 8.16 MAC Conversion Period 6162 Section 8.17 Alachua Landlord Agreement 6263 ARTICLE IX NEGATIVE COVENANTS 6364 Section 9.01 Indebtedness 6364 Section 9.02 Liens 6465 Section 9.03 Fundamental Changes and Acquisitions 6566 Section 9.04 Lines of Business 6667 Section 9.05 Investments 6667 Section 9.06 Restricted Payments 6768 Section 9.07 Payments of Indebtedness 6768 Section 9.08 Change in Fiscal Year 6768 Section 9.09 Sales of Assets, Etc 6768 Section 9.10 Transactions with Affiliates 6869 Section 9.11 Restrictive Agreements 6970 Section 9.12 Amendments to and Terminations of Material Agreements 6970 Section 9.13 Preservation of Leases; Operating Leases 6970 Section 9.14 Sales and Leasebacks 7071 Section 9.15 Hazardous Material 7071 Section 9.16 Accounting Changes 7071 Section 9.17 Compliance with ERISA 7071 ARTICLE X FINANCIAL COVENANTS 7172 Section 10.01 Application of Financial Covenants 7172 Section 10.02 Minimum Net Revenue 7172 Section 10.03 Minimum Liquidity 7172 ARTICLE XI EVENTS OF DEFAULT 7273 Section 11.01 Events of Default 7273 Section 11.02 Remedies 7576 136158242.1 - 136158242.6 -iii-

TABLE OF CONTENTS (continued) Page ARTICLE XII THE ADMINISTRATIVE AGENT 7576 Section 12.01 Appointment and Duties 7576 Section 12.02 Binding Effect 7677 Section 12.03 Use of Discretion 7677 Section 12.04 Delegation of Rights and Duties 7778 Section 12.05 Reliance and Liability 7778 Section 12.06 The Administrative Agent Individually 7879 Section 12.07 Lender Credit Decision 7879 Section 12.08 Expenses; Indemnities 7879 Section 12.09 Resignation of the Administrative Agent 7980 Section 12.10 Release of Collateral or Guarantors 8081 Section 12.11 Additional Secured Parties 8081 ARTICLE XIII GUARANTEE 8182 Section 13.01 The Guarantee 8182 Section 13.02 Obligations Unconditional 8182 Section 13.03 Reinstatement 8283 Section 13.04 Subrogation 8283 Section 13.05 Remedies 8283 Section 13.06 Instrument for the Payment of Money 8384 Section 13.07 Continuing Guarantee 8384 Section 13.08 Rights of Contribution 8384 Section 13.09 General Limitation on Guarantee Obligations 8384 ARTICLE XIV SHARE Purchase OPTION 8485 Section 14.01 Share Purchase Option 8485 Section 14.02 Specific Performance 8485 ARTICLE XV MISCELLANEOUS 8485 Section 15.01 No Waiver 8485 Section 15.02 Notices 8485 Section 15.03 Expenses, Indemnification, Etc 8586 Section 15.04 Amendments, Etc 8687 Section 15.05 Successors and Assigns 8687 136158242.1 - 136158242.6 -iv-

TABLE OF CONTENTS (continued) Page Section 15.06 Survival; Termination 8889 Section 15.07 Captions 8990 Section 15.08 Counterparts 8990 Section 15.09 Governing Law 8990 Section 15.10 Jurisdiction, Service of Process and Venue 8990 Section 15.11 Waiver of Jury Trial 9091 Section 15.12 Waiver of Immunity 9091 Section 15.13 Entire Agreement 9091 Section 15.14 Severability 9192 Section 15.15 No Fiduciary Relationship 9192 Section 15.16 Confidentiality 9192 Section 15.17 USA PATRIOT Act 9192 Section 15.18 Maximum Rate of Interest 9192 Section 15.19 Certain Waivers 9293 Section 15.20 Joint and Several Liability of Oberland 9394 SCHEDULES AND EXHIBITS Schedule 1 - Commitments Schedule 1.01(A) - Excluded Foreign Subsidiaries Schedule 1.01(B) - Ineligible Assignees Schedule 1.04(b) Certain Operating Leases Schedule 7.05(b) - Certain Intellectual Property Schedule 7.05(c) - Material Intellectual Property Schedule 7.06 - Certain Litigation Schedule 7.08 - Taxes Schedule 7.12 - Information Regarding Subsidiaries Schedule 7.13(a) - Existing Indebtedness of Obligors Schedule 7.13(b) - Liens Granted by the Obligors Schedule 7.14 - Material Agreements of Obligors Schedule 7.15 - Restrictive Agreements Schedule 7.16 - Real Property Owned or Leased by Obligors Schedule 7.17 - Pension Matters Schedule 7.20 - Special Arrangements RE: Borrower’s Equity Interests Schedule 9.01 - Capital Leases Schedule 9.05A - Existing Investments Schedule 9.05B - Specified Permitted Cash Equivalent Investments Schedule 9.10 - Transactions with Affiliates Schedule 9.14 - Permitted Sales and Leasebacks 136158242.1 - 136158242.6 -v-

TABLE OF CONTENTS (continued) Page Exhibit A - Form of Guarantee Assumption Agreement Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Term Loan Note Exhibit D - Form of U.S. Tax Compliance Certificate Exhibit E - Form of Compliance Certificate 136158242.1 - 136158242.6 -vi-

TERM LOAN AGREEMENT This TERM LOAN AGREEMENT, dated as of June 30, 2020 (this “Agreement”), among AXOGEN, INC., a Minnesota corporation (“Borrower”), the Subsidiary Guarantors from time to time party hereto, the Lenders from time to time party hereto and ARGO SA LLC, a Delaware limited liability company (“Argo”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”). RECITALS WHEREAS, Borrower has requested that the Lenders make term loans to Borrower; and WHEREAS, the Lenders are prepared to make such loans on and subject to the terms and conditions hereof. AGREEMENT NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Certain Defined Terms . As used herein, the following terms have the following respective meanings: “Act” has the meaning set forth in Section 15.17. “Acquisition” means (a) any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase of assets, or similar transaction having the same effect as any of the foregoing, (i) acquires any business or product or all or substantially all of the assets of any Person engaged in any business or any business, product, business line or product line, division or other unit operation of any Person, (ii) acquires control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a board of directors or other governing body, or (iii) acquires control of more than 50% of the ownership interest in any Person engaged in any business that is not managed by a board of directors or other governing body and (b) any In-License. “Acquisition Cost” means consideration paid or payable for an Acquisition (including all milestones, maintenance and/or similar payments, research and development spend and any other contractual commitment, whether fixed or contingent), excluding (i) royalties on sales calculated on an arm’s-length basis and (ii) future milestones that would not be due and payable if the Borrower or its Subsidiary exercised a right of contractual termination without penalty at 136158242.1 136158242.6 the sole option of the Borrower or its Subsidiary (for the avoidance of doubt all milestone, maintenance and/or similar payments actually made will constitute Acquisition Cost). Acquisition Costs will be reduced by any proceeds of grants awarded to the Borrower or any Subsidiary and earmarked for and applied to the payment of development costs for such Acquisition. “Adjusted Term SOFR” means the sum of (a) Term SOFR and (b) the Term SOFR Adjustment. “Administrative Agent” has the meaning set forth in the introduction hereto. “Affected Interest Period” has the meaning specified in Section 3.02(d)(i). “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For purposes of this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Agent, whether through the ability to exercise voting power, by contract or otherwise (and “Controlled” has a meaning correlative thereto). “Agreement” has the meaning set forth in the introduction hereto. “Alachua Landlord Agreement” means a landlord’s subordination and waiver of lien in form and substance reasonably satisfactory to the Administrative Agent to be entered into among SNH Medical Office Properties Trust, as Landlord, Axogen Corporation, as tenant, and the Administrative Agent with respect to the leased locations located at 13631 Progress Blvd., Suites 400 and 600, Alachua, FL 32615. “APC” means AxoGen Processing Corporation, a Delaware corporation. “APC Facility” means the land, building and equipment owned by APC located at 913 Industrial Park Drive, Vandalia, OH. “Applicable Margin” means 7.50%, subject to potential adjustment pursuant to Section 3.02(d). “Applicable Rate” means a rate per annum equal to the sum of (a) the greater of (i) LIBORthe Benchmark (subject to LIBORthe Benchmark being replaced with the Prime Rate pursuant to Section 3.02(d)), and (ii) the LIBORBenchmark Floor (subject to the LIBORBenchmark Floor being replaced with the Prime Floor pursuant to Section 3.02(d)) plus (b) the Applicable Margin; provided that, for the avoidance of doubt, the Applicable Rate shall never be less than 9.50% (including following implementation of a Benchmark Replacement). If a Benchmark Transition Event or an Early Opt-In Election, as applicable, has occurred, this definition shall be modified as part of the Benchmark Replacement Conforming Changes. “Argo” has the meaning set forth in the introduction hereto “Asset Sale” is defined in Section 9.09. 136158242.1 136158242.6 2

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and a permitted assignee of such Lender in accordance with the terms hereof. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or published component used in calculation thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.02(d)(iii)(D). “Axogen Corporation” means Axogen Corporation, a Delaware corporation, and its successors. “AxoGen Europe” means AxoGen Europe GmbH, an Austrian company with limited liability, and its successors. “Bankruptcy Code” means Title II of the United States Code entitled “Bankruptcy.” “Base Prime Rate” means, for any day, the per annum rate of interest in effect for such day quoted by the Wall Street Journal as the “prime rate”. “Basket Multiple” means, on any date of determination, a multiple as follows: (a) at any time prior to the achievement by Borrower and its Subsidiaries of (i) at least $130,000,000 in Net Revenue over any consecutive trailing 12 month period and (ii) Consolidated EBITDA of at least $1,000,000 over the same trailing 12 month period, one times (1x); (b) after any period during which Borrower and its Subsidiaries have achieved (i) at least $130,000,000 in Net Revenue over any consecutive trailing 12 month period and (ii) Consolidated EBITDA of at least $1,000,000 over the same trailing 12 month period, one and three-tenths times (1.3x); and (c) after any period during which Borrower and its Subsidiaries have achieved (i) at least $200,000,000 in Net Revenue over any consecutive trailing 12 month period and (ii) Consolidated EBITDA of at least $12,500,000 over the same trailing 12 month period, two times (2x).. Determination of the amounts set forth in clauses (a), (b) and (c) above shall be based upon the financial statements most recently furnished by Borrower to the Administrative Agent pursuant to Section 8.01(a) or Section 8.01(b). For the avoidance of doubt, if the Basket Multiple is increased pursuant to clause (b) or (c) above, it shall not thereafter be decreased. “Benchmark” means, initially, Adjusted Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.02(d)(iii). 136158242.1 136158242.6 3

“Benchmark Floor” means 2.00%. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBORthen-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zerothe Benchmark Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of LIBORthe then-current Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBORsuch Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBORsuch Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABRBusiness Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such Benchmark Replacementrate and to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacementany such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBORthe then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of LIBORsuch Benchmark (or the published component 136158242.1 136158242.6 4 used in the calculation thereof) permanently or indefinitely ceases to provide LIBORall Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBORthe then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of LIBORsuch Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide LIBORall Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBORany Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of LIBORsuch Benchmark (or the published component used in the calculation thereof), the U.S. Federal Reserve SystemBoard, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for LIBORsuch Benchmark (or such component), a resolution authority with jurisdiction over the administrator for LIBORsuch Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for LIBORsuch Benchmark (or such component), which states that the administrator of LIBORsuch Benchmark (or such component) has ceased or will cease to provide LIBORall Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBORsuch Benchmark (or such component thereof) ; or (c) a public statement or publication of information by the regulatory supervisor for the administrator of LIBORsuch Benchmark (or the published component used in the calculation thereof) announcing that LIBOR is no longerall Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (ia) the applicable Benchmark Replacement Date and (iib) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Majority 136158242.1 136158242.6 5

Lenders, as applicable, by notice to Borrower, the Administrative Agent (in the case of such notice by the Majority Lenders) and the Lenders. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (xif any) (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBORthe then-current Benchmark for all purposes hereunder in accordance with the Section 3.02(d)(iii) and (yb) ending at the time that a Benchmark Replacement has replaced LIBORthe then-current Benchmark for all purposes hereunder pursuant to theand under any Loan Document in accordance with Section 3.02(d)(iii). “Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise. “BLA” means any biologics license application (or to the extent that the FDA no longer requires a biologics license application, any alternative process required by the FDA, such as a premarketing approval), and all amendments and supplements thereto, submitted to the FDA with respect to Avance® Nerve Graft in any length or diameter. “Borrower” has the meaning set forth in the introduction hereto. “Borrower Party” has the meaning set forth in Section 15.03(b). “Borrowing” means any of the Tranche 1 Borrowing, the Tranche 2 Borrowing or the Tranche 3 Borrowing, or all of them, as the context requires. “Borrowing Date” means the date of each Borrowing. “Borrowing Notice Date” means, (a) in the case of the first Borrowing, the date hereof, and, (b) in the case of a subsequent Borrowing, a date that is at least thirty days prior to the Borrowing Date of such Borrowing. “Business Day” means a day (other thanthat is not a Saturday or, Sunday) on which commercial banks, or other day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions in such state are not authorized or required to close in New York City and, when determined in connection with notices and determinations in respect of LIBOR or any Loan or any funding, Interest Period or payment of any Loan, that is also a day on which dealings in dollar deposits are carried on in the London interbank market. “Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person. “Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a 136158242.1 136158242.6 6

Capital Lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Cash Collateral Account” means the deposit account maintained at Silicon Valley Bank or anothera bank acceptable to the Administrative Agent, which account shall hold the Minimum Deposit Amount and is subject to the Cash Collateral Account Control Agreement. “Cash Collateral Account Control Agreement” means a deposit account control agreement in form and substance satisfactory to the Administrative Agent covering the Cash Collateral Account, which provides the Administrative Agent with (a) the exclusive right to direct disposition of funds from the Cash Collateral Account and (b) control (within the meaning of Section 9-104 of the UCC). “Change of Control” means (a) the acquisition of beneficial ownership, directly or indirectly, by any Person or group of Persons acting jointly or otherwise in concert of capital stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Borrower, (b) the failure of Borrower to own directly or indirectly 100% of the issued and outstanding Equity Interests in each Subsidiary Guarantor, (c) during any period of twelve (12) consecutive calendar months, the occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower, nor (ii) appointed by directors so nominated, or (d) the acquisition of Control of Borrower by any Person or group of Persons acting jointly or otherwise in concert; in each case whether as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise. For purposes of this definition, “Control” means, in respect of a particular Person, the possession, directly or indirectly, pursuant to a written agreement, of the power to make key decisions with regard to the management of such Person. “Claims” includes claims, demands, complaints, grievances, actions, applications, suits, causes of action, orders, charges, indictments, prosecutions or other similar processes, assessments or reassessments. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time. “Collateral” means any Property in which a Lien is purported to be granted under any of the Security Documents (or all such Property, as the context may require). “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans to Borrower in accordance with the terms and conditions of this Agreement. The initial amount of each Lender’s Commitment is set forth opposite such Lender’s name on Schedule 1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate Commitments on the date hereof equal $75,000,000. 136158242.1 136158242.6 7

“Commitment Period” means the period from and including the first date on which all of the conditions precedent set forth in Section 6.01 have been satisfied (or waived by the Majority Lenders) and through and including December 31, 2021. “Commodity Account” is defined in the Security Agreement. “Common Stock” means the common stock of Borrower, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified. “Compliance Certificate” has the meaning given to such term in Section 8.01(c). “Confidentiality Agreement” has the meaning set forth in Section 15.16. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means for any period, with respect to Borrower and its Subsidiaries on a consolidated basis, means Consolidated Net Income for such period plus, without duplication and to the extent deducted in calculating Consolidated Net Income for such period, the sum of (a) Consolidated Interest Expense for such period, (b) the sum of federal, state, local and foreign income taxes paid in cash during such period, (c) the amount of depreciation and amortization expense deducted in determining Consolidated Net Income, (d) any extraordinary non-recurring items reducing Consolidated Net Income for such period reported on the financial statements for such period pursuant to Item 10(e) of SEC Regulation S-K, and (e) any non-cash items reducing Consolidated Net Income for such period, minus (i) any interest income, (ii) any extraordinary non-recurring items reported on the financial statements for such period pursuant to Item 10(e) of SEC Regulation S-K increasing Consolidated Net Income for such period and (iii) any non-cash items increasing Consolidated Net Income for such period. “Consolidated Interest Expense” means for any period, with respect to Borrower and its Subsidiaries on a consolidated basis, means the total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) premium payments, debt discount, fees, charges and related expenses with respect to all outstanding Indebtedness of Borrower and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit, but excluding net payments (less net credits) under interest rate Hedging Agreements to the extent such net payments are allocable to such period in accordance with GAAP, in each case paid in cash during such period. “Consolidated Net Income” means for any period, the consolidated net income (or loss) of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP. “Contracts” means contracts, licenses, leases, agreements, undertakings, arrangements, documents, commitments or entitlements under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral). “Copyright” is defined in the Security Agreement. 136158242.1 136158242.6 8

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default. “Default Rate” has the meaning set forth in Section 3.02(b). “Deposit Account” is defined in the Security Agreement, excluding the Cash Collateral Account. “Deposit Account Control Agreement” means a deposit account control agreement in form and substance satisfactory to the Administrative Agent covering the applicable Deposit Account, which (a) provides the Administrative Agent with (i) the exclusive right to direct disposition of funds from the Deposit Account following notice by the Administrative Agent to the bank maintaining such Deposit Account and (ii) control (within the meaning of Section 9-104 of the UCC), (b) does not provide for any sweep investment and (c) other than with respect to any Deposit Account maintained at Silicon Valley Bank, is governed by the law of the State of New York. In the case of a Deposit Account maintained with Silicon Valley Bank, the Deposit Account Control Agreement shall be in the form of the Deposit Account Control Agreements with Silicon Valley Bank delivered on or prior to the date hereof (which for the avoidance of doubt shall exclude any cash sweep), with such modifications as may be agreed to by the Administrative Agent in its reasonable discretion. “Dollars” and “$” means lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is a corporation, limited liability company, partnership or similar business entity incorporated, formed or organized under the laws of the United States, any State of the United States or the District of Columbia. “Early Opt-in Election” means the occurrence of: (a) (i) a determination by the Administrative Agent or (ii) a notification by the Majority Lenders to the Administrative Agent (with a copy to Borrower) that the Majority Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.02(d)(iii), are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (b) (i) the election by the Administrative Agent or (ii) the election by the Majority Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to Borrower and the Lenders or by the Majority Lenders of written notice of such election to the Administrative Agent. “Eligible Transferee” means and includes a commercial bank, an insurance company, a finance company, a financial institution, any investment fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes. “Environmental Law” means any federal, state, provincial or local governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of 136158242.1 136158242.6 9 the environment or the treatment, storage, disposal, release, threatened release or handling of hazardous materials, and all local laws and regulations related to environmental matters and any specific agreements entered into with any competent authorities which include commitments related to environmental matters. “Equipment” or “equipment” means all “equipment” as defined in the UCC with such additions to such term as may hereafter be made, and includes all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing. “Equity Interest” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity. “Equivalent Amount” means, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code. “ERISA Event” means (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following 30 days; (iii) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (iv) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (vi) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a 136158242.1 136158242.6 10

Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (xii) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (xiv) the occurrence of an act or omission which could give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (xviii) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor. “Event of Default” has the meaning set forth in Section 11.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Rate” means the rate at which any currency (the “Pre-Exchange Currency”) may be exchanged into another currency (the “Post-Exchange Currency”), as set forth on such date on the relevant Reuters screen at or about 11:00 a.m. (Eastern time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” with respect to exchanging such Pre-Exchange Currency into such Post-Exchange Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by Borrower and the Majority Lenders or, in the absence of such agreement, such Exchange Rate shall instead be determined by the Majority Lenders by any reasonable method typically used by a recognized financial institution to determine such rate, and such determination shall be conclusive absent manifest error. 136158242.1 136158242.6 11

“Excluded Accounts” means (a) zero balance accounts and any payroll, employee benefits, workers compensation, trust and tax withholding accounts, in each case to the extent that such accounts hold only amounts currently required to carry out the intended purpose thereof, (b) the Deposit Account holding restricted cash in an aggregate amount of $6,000,000 to secure issuance of the required letter of credit in accordance with the Lease for the Heights Union Premises, provided that any disbursement from such account to Borrower or any of its Subsidiaries shall be made to a Deposit Account or Securities Account that is subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as the case may be, (c) the escrow account holding “Escrow Funds” as defined in, and in accordance with, the Construction and Escrow Agreement, dated as of May 28, 2020, by and among the Obligors party thereto and Heights Union, LLC; provided that any disbursement from such account to Borrower or any of its Subsidiaries shall be made to a Deposit Account or Securities Account that is subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as the case may be, and (d) other Deposit Accounts and Securities Accounts of any Obligor that do not hold more than the product of (i) $50,000 individually and $250,000 in the aggregate and (ii) in each case, the Basket Multiple. “Excluded Foreign Subsidiary” means: (a) any Foreign Subsidiary of Borrower identified on Schedule 1.01(A) on the date hereof and (b) any other Foreign Subsidiary of Borrower acquired or created after the date hereof that is designated by Borrower as an Excluded Foreign Subsidiary hereunder by written notice to the Administrative Agent updating Schedule 1.01(A) in accordance with Section 7.21; provided that Borrower shall only be permitted to form (directly or indirectly) or designate a new Excluded Foreign Subsidiary after the date hereof so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such new Excluded Foreign Subsidiary and each other Excluded Foreign Subsidiary shall have, individually and in the aggregate, assets with a value not exceeding the product of (x) $2,000,000 and (y) the Basket Multiple, and (iii) such Excluded Foreign Subsidiary does not own any Material Intellectual Property; and (c) any subsidiary of an Excluded Foreign Subsidiary (which for the avoidance of doubt must satisfy the requirements contained in clause (b)(i) through (b)(iii) above). For the avoidance of doubt, any Excluded Subsidiary that has (or all Excluded Foreign Subsidiaries, in the aggregate have) assets with a value in excess of the product of (i) $2,000,000 and (ii) the Basket Multiple or assets constituting Material Intellectual Property, shall no longer be an Excluded Foreign Subsidiary. “Excluded Leases” means (a) the leases of premises located at 1407 S. Kings Highway, Texarkana, TX, 75501; 201 9th Avenue SW, New Brighton, MN 55112; 1000 N. Ashley Drive, Tampa, FL 33602; 13709 Progress Boulevard, Suites S-160, S-162, S-164, S-175, S-171, S-173, S-177 and S-179 , Alachua, FL 32615; and 14024 NW US Hwy 441, Alachua, FL 32616, as listed in Schedule 7.16 and (b) any other lease entered into by any Obligor after the date hereof provided that (i) such lease does not constitute a Material Agreement and (ii) the value of Collateral located at all of such leased premises does not exceed the product of (i) $250,000 and (ii) the Basket Multiple at any time. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case imposed as a result of such Recipient being organized under the laws 136158242.1 136158242.6 12 of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax, (b) Other Connection Taxes, (c) any Taxes imposed in connection with FATCA, (d) U.S. federal withholding Taxes that are imposed on amounts payable to a Lender (i) due to any change in the corporate status or location of a Lender not requested by Borrower or (ii) due to any assignment by a Lender to another Lender not requested by Borrower, and (e) Taxes attributable to such Recipient’s failure to comply with Section 5.01(e). “Facilities” means (a) the premises located at 13631 Progress Boulevard, Suite 400, Alachua Florida 32615, which are leased by Axogen Corporation pursuant to the Lease referenced in clause (a) of the definition thereof, (b) the premises, (c) the premises located at 300 Boone Road, Burleson, TX 76028, which are leased by Axogen Corporation pursuant to the Lease referenced in clause (b) of the definition thereof, (d) the premises located at 349 South Main Street, Dayton, OH 45402, (e) the Heights Union Premises and (f) the APC Facility; provided that at such time as Borrower and Axogen Corporation have taken full occupancy of and moved into the Height Union Premises substantially all of their Equipment and personnel currently located at any of the leased property described in clause (a) and clause (d) of the definition of “Leases”, then clause (a) of this definition shall no longer apply, and provided further that at such time as Obligors have completed the renovation of the APC Facility and moved all Equipment and personnel currently located at the premises described in clause (e) of the definition of “Leases” to the APC Facility and is conducting all of its manufacturing of the Products at the APC Facility, then clause (d) of this definition shall no longer apply. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCPA” has the meaning specified in Section 7.23. “FDA” means the United States Food and Drug Administration or any successor federal agency thereto. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means a Subsidiary of Borrower that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the 136158242.1 136158242.6 13 accounting profession that are applicable to the circumstances as of the date of determination. Subject to Section 1.02, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in Section 7.04(a). “Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies (including the FDA), commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States. “Gross Revenue” means, for any period of determination, the sum of the following for such period: (a) the amounts recognized as revenue in accordance with GAAP by the Obligors and their Subsidiaries and Affiliates, (b) the amounts recognized as revenue in accordance with GAAP by the Obligors and their Subsidiaries and Affiliates from a third party in connection with any marketing, royalty, manufacturing, co-promotion, co-development, equity investment, cost sharing or other strategic arrangements, and (c) any collections in respect of write-offs or allowances for bad debts in respect of items described in the preceding clauses (a) and (b). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit A entered into by an entity that, pursuant to Section 8.12(a), is required to become a “Subsidiary Guarantor.” “Guaranteed Obligations” has the meaning set forth in Section 13.01. “Hazardous Material” means any substance, element, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or 136158242.1 136158242.6 14 toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law. “Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. “Heights Union Premises” means the premises leased to Borrower and Axogen Corporation under the Lease described in clause (c) of the definition thereof. “In-License” means a license or licensing and development arrangement entered into between an Obligor and any other Person in respect of Intellectual Property of or rights in any products or assets of such Person. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or obligations of such Person with respect to deposits or advances of any kind by third parties, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (l) all obligations of such Person, under license or other agreements containing a guaranteed minimum payment (including without limitation through a guaranteed minimum purchase) by such Person, or that provide for advances of the amounts of such guaranteed minimum payments or such guaranteed minimum purchases, in excess of the product of (i) $1,000,000 and (ii) the Basket Multiple in the aggregate, and (m) all other obligations required to be classified as indebtedness of such Person under GAAP. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity. “Indemnified Party” has the meaning set forth in Section 15.03(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (b) to the extent not otherwise described in clause (a), Other Taxes. 136158242.1 136158242.6 15

“Ineligible Assignee” means each competitor of the Obligors listed on Schedule 1.01(B), as such schedule may be updated and delivered to Administrative Agent by Borrower from time to time to add additional Persons whose primary business, division or line of business is directly competitive with any of the Products. “Initial Lender” means TPC Investments II. “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Intellectual Property” means all Patents, Trademarks, Copyright, and Technical Information, whether registered or not, domestic and foreign. Intellectual Property shall include all: (a) applications or registrations relating to such Intellectual Property; (b) rights and privileges arising under applicable Laws with respect to such Intellectual Property; (c) rights to sue for past, present or future infringements of such Intellectual Property; and (d) rights of the same or similar effect or nature in any jurisdiction corresponding to such Intellectual Property throughout the world. “Interest-Only Period” means, for each Borrowing, the period from and including the Borrowing Date of such Borrowing and through and including the Payment Date immediately preceding the Maturity Date applicable to such Borrowing. “Interest Period” means, with respect to each Borrowing, (a) initially, the period commencing on the Borrowing Date of such Borrowing and ending on (i) in the case of the Tranche 1 Borrowing, September 30, 2020, and (ii) in the case of a Tranche 2 Borrowing or a Tranche 3 Borrowing, the last day of the calendar quarter in which such Borrowing Date occurs, and (b) thereafter, each period beginning on the first day of the calendar quarter following the end of the immediately preceding Interest Period and ending on the last day of the next succeedingsuch calendar quarter. “Invention” means any novel, inventive and useful art, apparatus, method, process, machine (including article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, method, process, machine (including article or device), manufacture or composition of matter. 136158242.1 136158242.6 16

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) any payment in respect of any purchase, license or other acquisition of any assets, business, division, product line, or rights to any Intellectual Property or product of any Person; (c) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (d) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (e) the entering into of any Hedging Agreement. “IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury. “Landlord” means, as the context requires, each or any of (a) SNH Medical Office Properties Trust, a Maryland real estate investment trust, with respect to the leased locations located at 13631 Progress Blvd., Suites 400 and 600, Alachua, FL 32615, (b) JA-COLE, L.P., a Texas limited partnership, with respect to the leased locations located at 300 Boone Rd., Suites A-1, A-2, A-3, A-4, and A-5, and A-6, Burleson, TX 76028, (c) Heights Union I, LLC, a Delaware limited liability company, with respect to the leased locations located at Building 200 of the Heights Union Project, in each case party to any Lease as landlord, (d) Community Blood Center d/b/a Community Tissue Services, an Ohio corporation, with respect to the leased locations located at 349 South Main Street, Dayton, Ohio 45402, and (e) the landlord under any Lease entered into after the date hereof described in clause (e) of the definition of “Leases”; provided that at such time as Borrower and Axogen Corporation have taken full occupancy of and moved into the Height Union Premises substantially all of their Equipment and personnel currently located at any of the leased property described in clause (a) and clause (d) of the definition of “Leases”, then clause (a) and clause (d) of this definition shall no longer apply, and provided further that at such time as Obligors have completed the renovation of the APC Facility and moved all Equipment and personnel currently located at the premises described in clause (e) of the definition of “Leases” to the APC Facility and is conducting all of its manufacturing of the Products at the APC Facility, then clause (e) of this definition shall no longer apply. “Landlord Consent” means (a) with respect to each Landlord on the date hereof (i) each landlord subordination and waiver of lien delivered on or prior to the date hereof and (ii) in the case of SNH Medical Office Properties Trust, the Alachua Landlord Agreement, and (b) in the case of any other landlord becoming a Landlord after the date hereof, a landlord subordination and waiver of lien in a form not materially different than the form delivered by JA-COLE, L.P. on or prior to the date hereof (with such modifications as may be agreed to by the Administrative Agent in its sole discretion), or any such subordination and waiver of lien, as the context requires. 136158242.1 136158242.6 17

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Leases” means (a) the Lease dated February 6, 2007, as amended as described in Schedule 7.14, by and between Borrower and the Landlord referenced in clause (a) of the definition thereof, (b) the Commercial Lease, commencing April 22, 2015, as amended as described in Schedule 7.14, between Axogen Corporation and Landlord referenced in clause (b) of the definition thereof, (c) the Commercial Lease, commencing September 20, 2018, between Axogen Corporation and Landlord referenced in clause (c) of the definition thereof, (d) License and Services Agreement dated as of August 6, 2015, by and between Axogen Corporation and Community Blood Center d/b/a Community Tissue Services, an Ohio corporation, as amended, and (e) any other lease entered into between any Obligor and any Landlord from time to time after the date hereof, other than an Excluded Lease; provided that at such time as Borrower and Axogen Corporation have taken full occupancy of and moved into the Height Union Premises substantially all of their Equipment and personnel currently located at all of the leased properties described in clause (a) clause (d) of this definition, then the leases described in clause (a) and clause (d) of this definition shall constitute Excluded Leases; and provided further that at such time as Obligors have completed the renovation of the APC Facility and moved all Equipment and personnel currently located at the premises described in clause (e) of the definition of “Leases” to the APC Facility and is conducting all of its manufacturing of the Products at the APC Facility, then clause (e) of this definition shall no longer apply. “Lenders” means the Initial Lender, together with its successors and each permitted assignee of a Lender pursuant to Section 15.05(b) and “Lender” means any one of them. “LIBOR” means with respect to any Interest Period for any Borrowing, the greater of: (i) the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula: LIBOR = Base LIBOR 1.00 - Eurocurrency Reserve Requirements and (ii) 0.00% per annum, Where “Base LIBOR” means, with respect to any Interest Period for any Borrowing, the rate for deposits in Dollars for three month LIBOR appearing on the applicable Bloomberg page (or on any successor or substitute page or service providing quotations of interest rates applicable to Dollar deposits in the London interbank market comparable to those currently provided on such page, as determined by the 136158242.1 136158242.6 18

Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; and “Eurocurrency Reserve Requirements” for any day, means the aggregate (without duplication) of the maximum rates (expressed as a fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. “LIBOR Floor” means 2.00%. “Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest. “Loan” means each loan advanced by a Lender pursuant to Section 2.01, including without limitation, each Tranche 1 Loan, Tranche 2 Loan and Tranche 3 Loan, or any such loan, as the context requires. “Loan Documents” means, collectively, this Agreement, the Notes, the Security Documents, the Revenue Participation Agreement, the Cash Collateral Account Control Agreement, the Option Agreement, and any subordination agreement, intercreditor agreement or other present or future document, instrument, agreement or certificate delivered to the Administrative Agent or any Lender in connection with or pursuant to this Agreement or any of the other Loan Documents. “Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including documented out-of-pocket fees, costs and expenses of legal counsel, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim. “MAC Conversion Conditions” has the meaning set forth in Section 8.18. “MAC Conversion Period” means the time period following the occurrence of a Specified MAC Event during which the MAC Conversion Conditions are in effect and are satisfied by Borrower and its Subsidiaries. “Make-Whole Amount” means, with respect to any Borrowing, in the case of an optional prepayment under Section 3.03(a), a mandatory prepayment under Section 3.03(b)(i) or Section 3.03(b)(ii), an acceleration following an Event of Default or any other circumstance (other than a mandatory prepayment pursuant to Section 3.03(b)(iii)) resulting in a payment on any Maturity Date occurring prior to the Scheduled Maturity Date for such Borrowing, or a payment on the Scheduled Maturity Date for such Borrowing, (i) an amount (greater than zero) that would generate an internal rate of return (calculated utilizing the same methodology utilized by the 136158242.1 136158242.6 19

XIRR function in Microsoft Excel) to the Lenders equal to 11.50% on the aggregate outstanding principal amount of the Loans comprising such Borrowing on such date of determination, calculated from the Borrowing Date for such Borrowing to the Scheduled Maturity Date for such Borrowing, minus (ii) the sum of (x) all regularly scheduled interest received by the Administrative Agent hereunder with respect to such Borrowing prior to such date of determination, plus (y) all Revenue Participation Amounts received by the Administrative Agent pursuant to the Revenue Participation Agreement with respect to such Borrowing prior to such date of determination. “Majority Lenders” means, at any time, Lenders having at such time in excess of 50% of the aggregate Commitments (or, if such Commitments are terminated, the outstanding principal amount of the Loans) then in effect. “Margin Stock” means “margin stock” within the meaning of Regulations U and X. “Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (i) the business, condition (financial or otherwise), operations, performance, Property or prospects of Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Obligors taken as a whole to perform their obligations under the Loan Documents, or (iii) the legality, validity, binding effect or enforceability of the Loan Documents or the rights and remedies of the Administrative Agent or the Lenders under any of the Loan Documents; provided that, without limitation of the foregoing and for purposes of clarification only, each of the following shall be deemed to constitute a Material Adverse Change or have a Material Adverse Effect: (a) any instruction by the FDA, voluntary action by any Obligor or Class I recall as defined in 21 CFR § 7.3 by any Obligor following which any Obligor ceases or suspends the manufacture, marketing or sale of, or withdraws from the market any material quantity of any Product that would result in Lost Revenue (where “Lost Revenue” means: (x) the quantity so ceased, suspended or withdrawn multiplied by (y) the price at which such Product was selling at the time of such cessation, suspension or withdrawal) or a cost of cessation, suspension or withdrawal that is material relative to Borrower’s and its Subsidiaries’ consolidated trailing four (4) quarters of revenue as of the end of the quarter preceding such cessation, suspension or withdrawal, (b) any supply disruption with respect to any Product that would result in a material adverse change in the consolidated Net Revenue of Borrower and its Subsidiaries, (c) the receipt by any Obligor of a complete response letter from the FDA or any other written notice indicating that the FDA has rejected the BLA or discontinued exercising enforcement discretion for any Product (other than Avive® Soft Tissue Membrane) and (d) any determination that the primary endpoint as set forth in the special protocol assessment dated August 9, 2011, as amended from time to time, has not been met in the RECON study; provided, further, that upon the occurrence of an event described in clause (i) above in this definition of “Material Adverse Change” and “Material Adverse Effect”, including in clause (a) or clause (b) but excluding clause (c) and clause (d) in the first proviso above of this definition of “Material Adverse Change” and “Material Adverse Effect” (each such event being a “Specified MAC Event”), an Event of Default pursuant to Section 11.01(n) shall not be deemed to have occurred or exist as the result of the occurrence of such Specified MAC Event if and for so long as Borrower satisfies the MAC Conversion Conditions pursuant to Section 8.18. 136158242.1 136158242.6 20

“Material Agreements” means (a) the agreements which are listed in Schedule 7.14 (as updated by Borrower from time to time in accordance with Section 7.21 to list all such agreements that meet the description set forth in clause (b) of this definition) and (b) all other agreements held by the Obligors from time to time, the absence or termination of any of which would reasonably be expected to result in a Material Adverse Effect; provided, however, that “Material Agreements” exclude all: (i) Excluded Leases, (ii) licenses implied by the sale of a product; and (iii) paid-up licenses for commonly available software programs under which an Obligor is the licensee. “Material Agreement” means any one such agreement. “Material Indebtedness” means, at any time, any Indebtedness of any Obligor, the outstanding principal amount of which, individually or in the aggregate, exceeds the product of (a) $500,000 and (b) the Basket Multiple. “Material Intellectual Property” means, the Obligor Intellectual Property described in Schedule 7.05(c) and any other Obligor Intellectual Property after the date hereof the loss of which could reasonably be expected to have a Material Adverse Effect. “Maturity Date” means, with respect to each Borrowing, the earliest to occur of (a) the Scheduled Maturity Date for such Borrowing, (b) the date on which the Loans comprising such Borrowing become due and payable pursuant to Section 3.03(b), and (c) the date on which the Loans comprising such Borrowing are accelerated pursuant to Section 11.02. “Maximum Rate” has the meaning set forth in Section 15.18. “Minimum Deposit Amount” has the meaning specified in Section 10.03. “Mortgage” means the Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, given by APC to the Administrative Agent, granting a Lien on the APC Facility in favor of the Administrative Agent, for the benefit of the Secured Parties. “Multiemployer Plan” means any multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. “Net Revenue” means, for any period of determination, net revenue as determined in accordance with GAAP. “Note” means a senior secured promissory note executed and delivered by Borrower to each Lender in accordance with Section 2.03. “Notice of Borrowing” has the meaning set forth in Section 2.02. “Oberland” is defined in Section 15.05(b). “Obligations” means, with respect to any Obligor, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Obligor to any Lender, any other indemnitee hereunder or any participant, arising out of, under, or in connection with, any 136158242.1 136158242.6 21

Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (a) if such Obligor is Borrower, all Loans and, without duplication, any Make-Whole Amount and any Revenue Participation Amount, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (c) all other fees, expenses (including documented out-of-pocket fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document. “Obligor Intellectual Property” means Intellectual Property owned by or licensed (or sublicensed) to any of the Obligors. “Obligors” means, collectively, Borrower and the Subsidiary Guarantors and their respective successors and permitted assigns. “OFAC” has the meaning specified in Section 7.23. “Option Agreement” means that certain Option Agreement, dated as of the date hereof, between Borrower and TPC Investments II. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.01(g)). “Out-License” means: (a) a license entered into by Borrower or any of its Subsidiaries in the ordinary course of business and consistent with general market practices for the development, manufacture or commercialization (i) solely and exclusively outside the United States, of (A) the Products or (B) products for use in peripheral nerve repair, including without limitation in the areas of extremity trauma, breast neurotization, carpal and cubital tunnel revision and oral and maxillofacial or (ii) in the United States, of products other than (A) the Products or (B) products for use in peripheral nerve repair (other than in relation to prostatectomy), including without limitation in the areas of extremity trauma, breast neurotization, carpal and cubital tunnel revision, oral and maxillofacial, podiatry, head and neck and the surgical treatment of pain that 136158242.1 136158242.6 22 do not, in any case, in any way compete with the Products; provided that, with respect to each such license, (1) no Default or Event of Default has occurred or is continuing at the time of such license, (2) such license constitutes an arm’s-length transaction, the terms of which, on their face, do not provide for a sale or assignment of any Intellectual Property and do not restrict the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise transfer any Intellectual Property or such license or any rights thereunder, (3) Borrower delivers ten (10) days’ prior written notice and a brief summary of the terms of the proposed license to the Administrative Agent and delivers to the Administrative Agent copies of the final executed licensing documents in connection with the license promptly upon consummation thereof, (4) any such license could not result in a legal transfer of title of the licensed property but may be exclusive in respects other than territory and may be exclusive as to territory only as to discrete geographical areas outside of the United States and (5) all upfront payments, royalties, milestone payments or other proceeds arising from the licensing agreement that are payable to Borrower or any of its Subsidiaries are paid to a Deposit Account that is governed by a Deposit Account Control Agreement; (b) any license for the manufacture of any Product or otherwise granted to a vendor or service provider in order to provide services for the benefit of Borrower or its Subsidiaries but granting no rights to sell, offer to sell, have sold or otherwise commercialize any Product; and (c) any sponsored research or similar agreement providing for the development of a Product that does not grant the counterparty any right to sell, offer to sell, have sold or otherwise commercialize any Product; provided, that, in respect of each of clauses (a), (b) and (c), neither Borrower nor any Subsidiary may enter into any license (x) under which a default or a termination of such license could interfere with the Administrative Agent’s right to sell any Collateral, (y) that cannot be collaterally assigned to secure the Obligations or (z) that contains provisions that restrict or penalize the granting of a security interest in such license or the assignment of such license or any rights thereunder upon the sale or other disposition of all or substantially all of the licensor’s Equity Interests or assets or of a product or line of business to which such license relates. “Participant” has the meaning set forth in Section 15.05(e). “Participant Register” has the meaning set forth in Section 15.05(e). “Patents” is defined in the Security Agreement. “Payment Date” means, with respect to a Borrowing, each March 31, June 30, September 30, December 31 and the Maturity Date applicable to such Borrowing, commencing on the first such date to occur following the Borrowing Date for such Borrowing; provided that, if any such date shall occur on a day that is not a Business Day, the applicable Payment Date shall be the immediately preceding Business Day. “PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Periodic Term SOFR Determination Day” has the meaning specified in the definition 136158242.1 136158242.6 23 of “Term SOFR”. “Permitted Acquisition” means a single transaction or a series of related transactions by Borrower or any Subsidiary in the form of Acquisitions, provided that: (a) if such Acquisition involves an In-License, the In-License is entered into in the ordinary course of business and is in relation to a similar line of business as that of Borrower, or a business complementary to, or a reasonable extension of, Borrower’s line of business; (b) the aggregate Acquisition Cost for all Acquisitions does not exceed (A) if the Basket Multiple is one times (1x), $5,000,000 in the aggregate, but in no event more than $1,000,000 in payments to Acquisition counterparties (including licensors) in any fiscal year (B) if the Basket Multiple is one and three-tenths times (1.3x), $10,000,000 in the aggregate, but in no event more than $2,500,000 in payments to Acquisition counterparties (including licensors) in any fiscal year or (C) if the Basket Multiple is two times (2x), 10% of the market capitalization of Borrower in the aggregate, in each case as of the date of the notice described in clause (b) below; provided, however, that (1) the conditions of this clause (a) shall not apply if all of the Acquisition Costs paid or payable for such Acquisition is entirely common stock of Borrower and (2) the amount of Acquisition Costs for any fiscal year shall include out-of-pocket payments only; (c) Borrower shall have delivered to the Administrative Agent ten (10) Business Days prior written notice before entering into such Acquisition, together with drafts in substantially final form of the material agreements related to such Acquisition and a due diligence package including financial information (subject to the Administrative Agent entering into a customary non-disclosure agreement if requested by Borrower), and final signed versions of the material agreements related to such Acquisition promptly upon the closing of such Acquisition; (d) no Default or Event of Default has occurred and is continuing or would exist immediately after giving effect to such Acquisition; (e) the target shall be engaged in or used in a similar line of business as that of Borrower, or conducts a business complementary to, or a reasonable extension of, Borrower’s line of business; (f) each such Acquisition is non-hostile; (g) in the case of a merger or consolidation involving an Obligor, such Obligor is the surviving legal entity; (h) in the case of the acquisition of all Equity Interests of a Person, all of such Equity Interests acquired or otherwise issued by such Person, or any newly formed Subsidiary of an Obligor in connection with such Acquisition shall be owned 100% by such Obligor, and Borrower shall have taken, or caused to be taken, each of the actions set forth in Section 8.12 as of the date such Acquisition with respect to such Subsidiary; (i) in the case of the acquisition of assets other than as described in clause (f) above, 136158242.1 136158242.6 24

Borrower has taken, or caused to be taken, all actions necessary to grant Administrative Agent for the benefit of the Secured Parties a first priority Lien on such assets; (j) all transactions in connection with such Acquisition shall be consummated in all material respects in accordance with all applicable Laws and in conformity with all applicable Governmental Approvals; and (k) no Indebtedness or Liens are created or assumed in connection with such Acquisition, other than Permitted Indebtedness and Permitted Liens. “Permitted Cash Equivalent Investments” means (i) securities issued or unconditionally guaranteed or insured by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within one year from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United States of America, maturing within 360 days from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by Standard & Poor’s or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc., or F-1 or better by Fitch Investor Services, (iii) time deposits and certificates of deposit maturing within 360 days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof (A) that has combined capital and surplus of at least $500,000,000 or (B) that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor’s or at least A2 or the equivalent thereof by Moody’s Investors Service, Inc. or A or better by Fitch Investor Services, and (iv) money market funds that are SEC registered 2a-7 eligible only, have assets in excess of $1,000,000,000, offer a daily purchase/redemption feature and seek to maintain a constant share price; provided that the Obligors will invest only in ‘no-load’ funds which have a constant $1.00 net asset value target. For the purposes of this definition, “Standard & Poor’s” means S&P Global Ratings, a business unit of Standard & Poor's Financial Services, LLC, and its successors and assigns. “Permitted Indebtedness” means any Indebtedness permitted under Section 9.01. “Permitted Liens” means any Liens permitted under Section 9.02. “Permitted Priority Liens” means (a) Liens permitted under Section 9.02(c), (d), (e), (f) or (i), and (b) Liens permitted under Section 9.02(b) provided that such Liens are also of the type described in Section 9.02(b), (c), (d), (e), (f), (g), (h) or (i). “Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. 136158242.1 136158242.6 25

"***Prime Rate***" means, for any day, the greater of (a) the Base Prime Rate and (b) 0.00%.

"***Prime Rate Floor***" means, a rate equal to (a) if ~~LIBOR~~the Benchmark prior to the time of ~~LIBOR~~the Benchmark's replacement by the Prime Rate (pursuant to **Section 3.02(d))** was less than or equal to the ~~LIBOR~~Benchmark Floor at such time, the sum of (i) the Prime Rate in effect at such time of replacement plus (ii) the ~~LIBOR~~Benchmark Floor minus ~~LIBOR~~the Benchmark and (b) if ~~LIBOR~~the Benchmark prior to the time of ~~LIBOR~~the Benchmark's replacement by the Prime Rate (pursuant to **Section 3.02(d)**) was greater than the ~~LIBOR~~Benchmark Floor, the Prime Rate in effect at such time of conversion minus (ii) the difference between ~~LIBOR~~the Benchmark and the ~~LIBOR~~Benchmark Floor.

"***Product***" means any of (a) Avance® Nerve Graft of any diameter in 15 millimeter length, (b) Avance® Nerve Graft of any diameter in 30 millimeter length, (c) Avance® Nerve Graft of any diameter in 50 millimeter length, (d) Avance® Nerve Graft of any diameter in 70 millimeter length, (e), AxoGuard® Nerve Connector, (f) AxoGuard® Nerve Protector, (g) Avive® Soft Tissue Membrane and (h) AxoGuard® Nerve Cap, and each of their respective follow-ons, replacements and successors.

"***Property***" of any Person means any property or assets, or interest therein, of such Person.

"***Proportionate Share***" means, with respect to any Lender, the percentage obtained by dividing (a) the sum of the Commitment (or, if the Commitments are terminated, the aggregate outstanding principal amount of the Loans) of such Lender then in effect by (b) the sum of the Commitments (or, if the Commitments are terminated, the aggregate outstanding principal amount of the Loans) of all Lenders then in effect.

"***Qualified Plan***" means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (b) that is intended to be tax qualified under Section 401(a) of the Code.

"***Real Property Security Documents***" means each Landlord Consent, the Mortgage, and any other mortgage or deed of trust or any other real property security document executed or required hereunder to be executed by any Obligor and granting a security interest in real Property owned or leased (as tenant) by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties.

"***Recipient***" means any Lender or any other recipient of any payment to be made by or on account of any Obligation.

"***Redemption Price***" means, with respect to any Borrowing, an amount equal to the sum of (a) the Make-Whole Amount with respect to such Borrowing as of the applicable date of determination, (b) without duplication of the Make-Whole Amount, the aggregate principal amount of the Loans being repaid or prepaid on such date, (c) any accrued but then unpaid interest on such Loans and (d) any fees then due and owing.

~~136158242.1~~
136158242.6 26

“Register” has the meaning set forth in Section 15.05(d). “Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended. “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended. “Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended. “Regulatory Approvals” means any registrations, licenses, authorizations, permits, consents or approvals issued by any Governmental Authority and applications or submissions related to any of the foregoing. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto. “Requirement of Law” means, as to any Person, any statute, law, treaty, rule or regulation or determination, order, injunction or judgment of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Properties or revenues. “Responsible Officer” of any Person means each of the president, chief executive officer, chief financial officer and general counsel of such Person. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock of Borrower or any of its Subsidiaries. “Restrictive Agreement” has the meaning set forth in Section 7.15. “Revenue Participation Agreement” means the Revenue Participation Agreement, dated as of the date hereof, by and between Borrower and the Administrative Agent, for the benefit of the Lenders, providing for payments to the Lenders based upon Borrower’s consolidated Net Revenues. “Revenue Participation Amount” has the meaning set forth in the Revenue Participation Agreement. “Sanctions” has the meaning specified in Section 7.23. 136158242.1 136158242.6 27

“Scheduled Maturity Date” means, with respect to each Borrowing, the date that is seven (7) years after the Borrowing Date for such Borrowing. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Parties” means the Lenders, the Administrative Agent, each other Indemnified Party and any other holder of any Obligation. “Securities Account” has the meaning set forth in the Security Agreement. “Securities Account Control Agreement” means a securities account control agreement in form and substance satisfactory to the Administrative Agent covering the applicable Securities Account(s), which (a) provides the Administrative Agent with (i) the exclusive right to provide all instructions and directions with respect to securities entitlements in the Securities Account following notice by the Administrative Agent to the securities intermediary maintaining such Securities Account and (ii) control (within the meaning of Section 8-106 of the UCC) and (b) other than with respect to any Securities Account maintained at Silicon Valley Bank, is governed by the law of the State of New York. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Security Agreement” means the Security Agreement, dated as of the date hereof, among the Obligors and the Administrative Agent, granting a security interest in the Obligors’ personal Property in favor of the Administrative Agent, for the benefit of the Secured Parties. “Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, each Deposit Account Control Agreement, each Securities Account Control Agreement, and each other security document, control agreement or financing statement required or recommended to perfect Liens in favor of the Secured Parties. “Share Purchase Option” means the Option (as defined in the Option Agreement) granted by Borrower to TPC Investments II pursuant to Section 1(a) of the Option Agreement. “Shares” means the Shares (as defined in the Option Agreement) issued or issuable to the TPC Investments II upon the exercise of the Share Purchase Option pursuant to and in accordance with the Option Agreement. “Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, dated as of the date hereof, entered into by one or more Obligors in favor of the Administrative Agent, for the benefit of the Secured Parties, each in form and substance satisfactory to the Majority Lenders (and as amended, modified or replaced from time to time). 136158242.1 136158242.6 28

“SOFR” with respect to any daymeans a rate equal to the secured overnight financing rate as administrated by the SOFR Administrator. “SOFR Administrator” means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator of the secured overnight financing rate) on the Federal Reserve Bank of New York’s Website. “Solvent” means, with respect to any Person at any time, that (a) the present fair saleable value of the Property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, and (c) such Person has not incurred and does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature. “Specified MAC Event” has the meaning specified in the definition of “Material Adverse Change” and “Material Adverse Effect”. “Specified Permitted Cash Equivalent Investments” means those Investments listed on Schedule 9.05B. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. For purposes of this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Agent, whether through the ability to exercise voting power, by contract or otherwise (and “Controlled” has a meaning correlative thereto). Notwithstanding anything to the contrary contained in this Agreement or any other Loan Documents, no Excluded Foreign Subsidiary shall be deemed to be a “Subsidiary” for purposes of this Agreement (except with respect to the definition of “Subsidiary Guarantor”) and the other Loan Documents for so long as such Excluded Foreign Subsidiary does not become, and is not required to become, a Subsidiary Guarantor in accordance with this Agreement. “Subsidiary Guarantors” means each of the Subsidiaries (other than Excluded Foreign Subsidiaries) of Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto and each Subsidiary of Borrower that becomes, or is required to become, a “Subsidiary Guarantor” after the date hereof pursuant to Section 8.12(a). 136158242.1 136158242.6 29

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Technical Information” means all trade secrets and other proprietary or confidential information, public information, non-proprietary know-how, any information of a scientific, technical, or business nature in any form or medium, standards and specifications, conceptions, ideas, innovations, discoveries, Invention disclosures, all documented research, developmental, demonstration or engineering work and all other information, data, plans, specifications, reports, summaries, experimental data, manuals, models, samples, know-how, technical information, systems, methodologies, computer programs, information technology and any other information. “Term SOFR” means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA. “TPC Investments II” means TPC Investments II LP, a Delaware limited partnership. “Trademarks” is defined in the Security Agreement. 136158242.1 136158242.6 30

“Tranche 1 Borrowing” means a borrowing consisting of Tranche 1 Loans made on the same day by the Lenders in accordance with their respective Proportionate Share of the Commitment in an aggregate principal amount of $35,000,000. “Tranche 1 Loan” means each loan advanced by a Lender pursuant to Section 2.01(a) as part of a Tranche 1 Borrowing. “Tranche 2 Borrowing” means a borrowing consisting of Tranche 2 Loans made on the same day by the Lenders in accordance with their respective Proportionate Share of the Commitment in an aggregate principal amount of $15,000,000. “Tranche 2 Loan” means each loan advanced by a Lender pursuant to Section 2.01(a) as part of a Tranche 2 Borrowing. “Tranche 3 Borrowing” means a borrowing consisting of Tranche 3 Loans made on the same day by the Lenders in accordance with their respective Proportionate Share of the Commitment in an aggregate principal amount of $25,000,000. “Tranche 3 Loan” means each loan advanced by a Lender pursuant to Section 2.01(a) as part of a Tranche 3 Borrowing. “Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party, and the Borrowings (and the use of the proceeds of the Loans), the consummation of the purchase and sale of the Shares in connection with the exercise of the Share Purchase Option under and in accordance with the Option Agreement and the consummation of the other transactions contemplated by this Agreement and the other Loan Documents. “UCC” means the Uniform Commercial Code in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of Law, any or all of the attachment, perfection, or priority of, or remedies with respect to the Administrative Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies, and for purposes of definitions relating to such provisions. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.01(e)(ii)(B)(3). 136158242.1 136158242.6 31

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA. Section 1.02 Accounting Terms and Principles . All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. All components of financial calculations made to determine compliance with this Agreement, including Article X, shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Acquisition consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by Borrower based on assumptions expressed therein and that were reasonable based on the information available to Borrower at the time of preparation of the Compliance Certificate setting forth such calculations. Section 1.03 Interpretation . For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (a) the terms defined in this Agreement include the plural as well as the singular and vice versa; (b) words importing gender include all genders; (c) any reference to a Section, Article, Annex, Schedule or Exhibit refers to a Section or Article of, or Annex, Schedule or Exhibit to, this Agreement; (d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Article, Annex, Schedule, Exhibit or any other subdivision; (e) references to days, months and years refer to calendar days, months and years, respectively; (f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”; (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”; (h) reference to any Law refers to such Law as amended or modified from time to time; (i) references to amounts in Dollars shall, if applicable, also refer to the Equivalent Amount in other currencies; and (j) accounting terms not specifically defined herein shall be construed in accordance with GAAP. Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto permitted by the Loan Documents. Section 1.04 Accounting Terms; Changes in GAAP . (a) Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall be construed in conformity with GAAP. 136158242.1 136158242.6 32

Financial statements and other information required to be delivered by Borrower to the Lenders pursuant to Sections 8.01(a) and 8.01(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. (b) Changes in GAAP. If Borrower notifies the Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any changes in GAAP after December 31, 2018 or anything else herein to the contrary, any lease of Borrower and its Subsidiaries that would be characterized as an operating lease under GAAP in effect on December 31, 2018, was entered into before December 31, 2018 and is listed on Schedule 1.04(b) shall not constitute Indebtedness or a Capitalized Lease Obligation of Borrower or any Subsidiary under this Agreement or any other Loan Document as a result of such changes in GAAP. ARTICLE II THE COMMITMENT Section 2.01 Commitments . Each Lender agrees severally, on and subject to the terms and conditions of this Agreement (including Article VI), to make available to Borrower three tranches of term loans under which the Lenders shall provide to Borrower (a) on the date hereof, a Tranche 1 Borrowing of Tranche 1 Loans, (b) on and from the date hereof to and until December 31, 2021, a Tranche 2 Borrowing of Tranche 2 Loans, and (c) on and from the date hereof to and until December 31, 2021, a Tranche 3 Borrowing of Tranche 3 Loans, each on a Business Day during the Commitment Period in Dollars in an aggregate principal amount for such Lender not to exceed such Lender’s Commitment; provided, however, that at no time shall any Lender be obligated to make a Loan in excess of such Lender’s Proportionate Share of the amount by which the then effective Commitments exceed the aggregate principal amount of Loans outstanding at such time. Amounts of Loans repaid may not be reborrowed. Section 2.02 Borrowing Procedures . Subject to the terms and conditions of this Agreement (including Article VI), each Borrowing shall be made on written notice in the form of Exhibit B given by Borrower to the Administrative Agent not later than 11:00 a.m. (Eastern time) on the Borrowing Notice Date (a “Notice of Borrowing”); provided, however, a Tranche 2 Borrowing may be made at the election of the Lenders without a Notice of Borrowing in accordance with the provisions of Section 6.02. 136158242.1 136158242.6 33

Section 2.03 Notes . If requested by any Lender, the Loans of such Lender shall be evidenced by one or more promissory notes (each a “Note”). Borrower shall prepare, execute and deliver a Note payable to each Lender requesting a Note (or, if requested by any Lender, to such Lender and its registered assigns) and in the form of Exhibit C. Thereafter, the Loans and interest thereon shall at all times (including after assignment pursuant to Section 15.05) be represented by one or more promissory notes in such respective form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). Section 2.04 Use of Proceeds . Borrower shall use the proceeds of the Loans for research and development, Permitted Acquisitions, commercialization of research and development, acquisition of plant, property and Equipment, general working capital purposes and other corporate purposes, and to pay fees, costs and expenses incurred in connection with the Transactions. ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST Section 3.01 Repayment . (a) Repayment. During the Interest-Only Period for each Borrowing, no payments of principal of the Loans of such Borrowing shall be due. Borrower agrees to repay to the Lenders on the Maturity Date applicable to such Borrowing the outstanding principal amount of the Loans of such Borrowing, all accrued and unpaid interest on such Loans and the applicable Make-Whole Amount. (b) Application. To the extent not previously paid, the principal amount of the Loans comprising a Borrowing, the applicable Make-Whole Amount and all other outstanding Obligations with respect to such Borrowing, shall be due and payable on the Maturity Date applicable to such Borrowing. For the avoidance of doubt, any remaining outstanding Obligations shall be due and payable on the latest Maturity Date to occur. Section 3.02 Interest . (a) Interest Generally. Borrower agrees to pay to the Lenders interest on the unpaid principal amount of the Loans and the amount of all other outstanding Obligations, in the case of the Loans, for the period from the applicable Borrowing Date, and in the case of any other Obligation, from the date such other Obligation is due and payable, in each case, until paid in full, at a rate per annum equal to the Applicable Rate at such time; provided that all calculations of the amount of interest payable by Borrower or any other Obligor hereunder or under any other Loan Document shall be determined on the basis of LIBORthe then-current Benchmark unless expressly provided otherwise in this Agreement or any other Loan Document. 136158242.1 136158242.6 34

(b) **Default Interest**. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the interest payable pursuant to **Section 3.02(a)** shall increase automatically by 4.00% *per annum* (such aggregate increased rate, the "***Default Rate***"). Notwithstanding anything to the contrary contained herein or in any other Loan Document, if interest is required to be paid at the Default Rate, such interest shall be paid entirely in cash. If any Obligation is not paid when due under any Loan Document, the amount thereof shall accrue interest at a rate equal to 4.00% *per annum* (without duplication of interest payable at the Default Rate).

(c) **Interest Payment Dates**. Accrued interest on the Loans shall be payable in cash in arrears on each Payment Date with respect to the applicable Interest Period, and upon the payment or prepayment of the Loans comprising a Borrowing (on the principal amount being so paid or prepaid); *provided that* interest payable at the Default Rate shall be payable from time to time at any time on demand by the Administrative Agent.

(d) **Inability to Determine Rates; Illegality; Effect of Benchmark Transition Event**.

(i) Inability to Determine Rates. ~~If~~Subject to **Section 3.02(d)(iii)** if, on or prior to the first day of any Interest Period (an "***Affected Interest Period***"), the Administrative Agent determines (which determination shall be conclusive and binding on Borrower and the other Obligors) that~~, by reason of circumstances affecting the London interbank eurodollar market, "LIBOR~~ "Adjusted Term SOFR" cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify Borrower. For each Affected Interest Period thereafter, until the Administrative Agent provides written notice that ~~LIBOR~~Adjusted Term SOFR is available for the Interest Period immediately following the date of such notice, all Loans shall bear interest at the Applicable Rate using the following adjustments:

(A) the Prime Rate shall replace ~~LIBOR~~Adjusted Term SOFR and the Prime Rate Floor shall replace the ~~LIBOR~~Benchmark Floor; and

(B) the Applicable Margin shall be adjusted to equal (1) 7.50% *minus* (2) the difference between the Prime Rate and ~~LIBOR~~the Benchmark in effect as of the ~~immediately preceding Interest~~beginning of such Benchmark Unavailability Period.

(ii) Illegality. If the Administrative Agent or any Lender determines that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make or maintain Loans whose interest is determined by reference to ~~LIBOR~~the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest rates based upon ~~LIBOR, or any Governmental Authority has imposed material restrictions on the authority of any Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market~~the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, upon notice thereof by the Administrative Agent to Borrower, any obligation of the Lenders to make or maintain any Loan whose interest is determined by reference to ~~LIBOR~~the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR shall be suspended until the Administrative Agent notifies Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such

~~136158242.1~~
136158242.6 35

notice that it is illegal for any Lender to make or maintain Loans whose interest is determined by reference to LIBORthe Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, all Loans shall thereafter bear interest at the Applicable Rate subject to the adjustments provided pursuant to Section 3.02(d)(i)(A) and 3.02(d)(i)(B). (iii) Effect of Benchmark Transition Event. (A) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and Borrower may amend this Agreement to replace LIBORthe then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders accept such amendment. No replacement of LIBORa Benchmark with a Benchmark Replacement pursuant to this Section 3.02(d)(iii) will occur prior to the applicable Benchmark Transition Start Date. (B) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (C) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (2) the implementation of any Benchmark Replacement, and (32) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section Section 3.02(d)(iii)(D) and (4y) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 3.02(d)(iii), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party heretoto this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.02(d)(iii). 136158242.1 136158242.6 36

(D) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark (or the published component used in calculation thereof) is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark (or such component thereof) has provided a public statement or publication of information announcing that any tenor for such Benchmark (or such component thereof) is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) (or such component thereof) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement) (or such component thereof), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (E) (D) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, all Loans shall bear interest at the Applicable Rate subject to the adjustments provided in Section 3.02(d)(i)(A) and 3.02(d)(i)(B). Section 3.03 Prepayments . (a) Optional Prepayments. Borrower shall have the right optionally to prepay the Loans comprising a Borrowing, in whole but not in part, on any Business Day for an amount equal to the Redemption Price. (b) Mandatory Prepayments. (i) In the event of any Asset Sale, or series of Asset Sales, that would result in the disposition of all or a majority of assets of Borrower and the Subsidiary Guarantors, Borrower shall provide 30 days’ prior written notice of such Asset Sale to the Administrative Agent and, if within such notice period the Administrative Agent advises Borrower that the Majority Lenders require a prepayment of all Loans pursuant to this Section 3.03(b)(i), Borrower shall prepay all of the Loans in full, no later than the date of such Asset Sale, by paying a sum equal to the aggregate of the Redemption Price for each Borrowing plus all other Obligations. Upon the payment in full of all of the Obligations pursuant to this Section 3.03(b)(i), this Agreement shall terminate in accordance with Section 15.06. (ii) In the event that Borrower or any of its Subsidiaries is subject to (A) any litigation brought by a Governmental Authority, (B) any litigation commenced by a Person in 136158242.1 136158242.6 37 which a Governmental Authority has intervened, or (C) any final administrative action by a Governmental Authority in each case arising out of or in connection with any of the Obligors’ registry studies, payments made to doctors or training activities with respect to healthcare professionals (excluding any final administrative action that has been fully and finally resolved by the parties pursuant to a settlement agreement the material provisions of which are a cash payment of less than $2,000,000 and not any of items (2) through (4) listed below in this paragraph or any other written admission of guilt or criminal penalty), the Administrative Agent may notify Borrower in writing that the Majority Lenders require a prepayment pursuant to this Section 3.03(b)(ii), in which case, Borrower shall prepay all of the Loans in full, no later than five (5) Business Days following such notice, by paying a sum equal to the aggregate of the Redemption Price for each Borrowing plus all other Obligations. For the avoidance of doubt, final administrative actions may include, but are not limited to (1) assessment of civil or criminal penalties, (2) revocation of billing privileges or exclusion from participation in federal healthcare programs, (3) debarment under the Federal Food, Drug and Cosmetic Act, or (4) entrance into any settlement of $2,000,000 or more, corporate integrity, deferred prosecution agreement, consent decree or similar agreement. Upon the payment in full of all of the Obligations pursuant to this Section 3.03(b)(ii), this Agreement shall terminate in accordance with Section 15.06. (iii) In the event that Borrower fails to deliver the Alachua Landlord Agreement by August 31, 2020, the Administrative Agent may notify Borrower in writing that the Majority Lenders require a prepayment pursuant to this Section 3.03(b)(iii), in which case, Borrower shall prepay all of the Loans in full, no later than five (5) Business Days following such notice, by paying a sum equal to (A) the aggregate principal amount of the Loans being repaid or prepaid on such date, (B) interest on such Loans through September 30, 2020 and (C) any other Obligations (excluding any Make-Whole Amount and any Revenue Participation Amount) then due and owing. Upon the payment in full of all amounts due pursuant to this Section 3.03(b)(iii), this Agreement shall terminate in accordance with Section 15.06. ARTICLE IV PAYMENTS, ETC. Section 4.01 Payments . (a) Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to an account to be designated by the Administrative Agent by notice to Borrower, not later than 4:00 p.m. (Eastern time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). (b) Application of Payments. Each Obligor shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by such Obligor hereunder to which such payment is to be applied 136158242.1 136158242.6 38

(and in the event that Obligors fail to so specify, or if an Event of Default has occurred and is continuing, the Lenders may apply such payment in the manner they determine to be appropriate). (c) Non-Business Days. If the due date of any payment under this Agreement (other than of principal of or interest on the Loans) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Section 4.02 Computations . All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed during the period for which payable. Section 4.03 Notices . Each notice of optional prepayment shall be effective only if received by the Administrative Agent not later than 4:00 p.m. (Eastern time) on the date one Business Day prior to the date of prepayment. Each notice of optional prepayment shall specify the amount to be prepaid and the date of prepayment and calculation of the applicable Redemption Price. Section 4.04 Set-Off . (a) Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, each of the Administrative Agent, each Lender and each of their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, any Lender and any of their Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not such Person shall have made any demand and although such obligations may be unmatured. The Administrative Agent and each Lender agree promptly to notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, each Lender and each of their Affiliates under this Section 4.04 are in addition to other rights and remedies (including other rights of set-off) that such Persons may have. (b) Exercise of Rights Not Required. Nothing contained herein shall require the Administrative Agent, any Lender and any of their Affiliates to exercise any such right or shall affect the right of such Persons to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. 136158242.1 136158242.6 39

ARTICLE V YIELD PROTECTION, ETC. Section 5.01 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment by an Obligor, then such Obligor shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Article V) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of each Lender, timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Article V, Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, or a copy of the return reporting such payment or other evidence reasonably satisfactory to the Administrative Agent. (d) Indemnification. Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Article V) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender shall be conclusive absent manifest error. (e) Status of Lenders. (i) Any Lender that is entitled to an exemption from, or reduction of withholding Tax with respect to payments made under any Loan Document shall timely deliver to Borrower such properly completed and executed documentation reasonably requested by Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender shall deliver such other documentation prescribed by applicable law as reasonably requested by Borrower as will enable Borrower to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set 136158242.1 136158242.6 40 forth in Section 5.01(e)(ii)(A), (B) or (D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to Borrower on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed originals of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or respective successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI (or successor form); (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or respective successor form); or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN or IRS Form W-8BEN-E (or respective successor form), a U.S. Tax Compliance Certificate, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign 136158242.1 136158242.6 41

Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner. (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower to determine the withholding or deduction required to be made; and (D) any Lender shall deliver to Borrower any forms and information reasonably satisfactory for Borrower to comply with its obligations under FATCA, or to establish that such Lender is not subject to withholding tax under FATCA. Solely for purposes of this clause (D), FATCA shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower in writing of its legal inability to do so. (f) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Article V (including by the payment of additional amounts pursuant to this Article V), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Article V with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.01(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.01(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts in respect of such Tax had never been paid. This Section 5.01(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (g) Mitigation Obligations. If Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to this Section 5.01, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans 136158242.1 136158242.6 42 hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment would (i) eliminate or reduce amounts payable pursuant to this Section 5.01, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (h) Contest. Except as set forth in Section 12.08(b), Borrower may (but shall not be obligated to) challenge, without interference from any Lender or the Administrative Agent, (at Borrower’s expense) any Tax for which a payment has been made under this Section 5.01, in any appropriate legal or administrative forum. (i) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. ARTICLE VI CONDITIONS PRECEDENT Section 6.01 Conditions to Tranche 1 Borrowing . The obligation of each Lender to make its respective Tranche 1 Loan as part of the first Borrowing shall not become effective until the following conditions precedent shall have been satisfied or waived in writing by the Majority Lenders: (a) Executed Counterparts. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent from Borrower that Borrower and each Subsidiary Guarantor have executed a counterpart to this Agreement and each other Loan Document to which such Person is a party (other than the Alachua Landlord Agreement). (b) Issuance of Note. Borrower shall have issued and delivered to the Initial Lender, and the Initial Lender shall have received, an original executed Note in the respective original principal amount equal to the aggregate Commitments. (c) Certificates. The Administrative Agent shall have received such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Borrower and each Subsidiary Guarantor as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents. (d) Corporate Documents. The Administrative Agent shall have received such other documents and certificates (including certificates of incorporation or formation, by-laws and good standing certificates) as the Administrative Agent may reasonably request relating to the organization, existence and good standing of Borrower and each Subsidiary Guarantor and any other legal matters relating to Borrower, each Subsidiary Guarantor, the Loan Documents or the transactions contemplated thereby. 136158242.1 136158242.6 43

136158242.1 136158242.6 44 (e) Opinion Letter. The Administrative Agent shall have received an opinion of counsel to Borrower, Axogen Corporation and APC, addressed to the Administrative Agent and the Lenders and dated as of the date hereof, in form and substance satisfactory to the Administrative Agent. Section 6.02 Conditions to Tranche 2 Borrowing Requested by Borrower . The obligation of each Lender to make any Tranche 2 Loan as part of a Tranche 2 Borrowing is subject to the satisfaction of the following conditions precedent: (a) Borrowing Date. Such Borrowing shall occur on any Business Day between the date hereof and December 31, 2021. (b) Borrowing Milestones. With respect to the Tranche 2 Loan, Borrower has achieved two (2) consecutive quarters of Net Revenue of $20,000,000 or more. (c) Notice of Milestone Achievement and Audit. Borrower shall have delivered to the Administrative Agent a notice certifying satisfaction of the condition precedent set forth in Section 6.02(b). If the Administrative Agent notifies Borrower, within five Business Days of receipt of such notice, that Lenders intend to conduct an audit of Net Revenue to confirm satisfaction of such condition precedent, Majority Lenders may appoint a regionally or nationally recognized independent accounting firm of good standing, to conduct such audit (at Borrower’s sole expense). Borrower will, and will cause its Subsidiaries and Affiliates to, use their best efforts to cooperate with such auditors in performing such audit, including without limitation by permitting such auditors to examine and make extracts from its books and records, and to discuss its finances with its officers and independent accountants. The results of such an audit will be conclusive absent manifest error. (d) Minimum Deposit Amount. If, at the time of the Tranche 2 Borrowing, Borrower is required to maintain the Minimum Deposit Amount in the Cash Collateral Account pursuant to Section 10.03, then the amount on deposit in the Cash Collateral Account, after giving effect to such Borrowing shall be equal to the Minimum Deposit Amount in effect at such time; provided that Borrower shall provide evidence to Administrative Agent showing that immediately prior to such funding of the Tranche 2 Loans, Borrower has deposited $1,500,000 in immediately available funds in the Cash Collateral Account. Borrower shall indicate in the Notice of Borrowing for the Tranche 2 Borrowing whether the proceeds of the Tranche 2 Borrowing are to be transmitted by the Administrative Agent to the Cash Collateral Account on the Borrowing Date to satisfy the Minimum Deposit Amount in effect at such time.1 Section 6.03 Tranche 2 Borrowing at Option of Lenders . (a) Tranche 2 Borrowing at Option of Lenders. The Majority Lenders may elect to fund the Tranche 2 Borrowing at any time from and after the date hereof until the latest Maturity 1 NTD: Exhibit B form of Notice of Borrowing to be revised to add provision for Borrower to direct Admin Agent to fund proceeds of Borrowing to the Cash Collateral Account.

Date to occur by giving at least one Business Day’s notice to Borrower and the Administrative Agent specifying the Borrowing Date for such Tranche 2 Borrowing. The funding of the Tranche 2 Borrowing at the election of the Majority Lenders shall not be subject to any of the conditions set forth in Section 6.02 or Section 6.05 or in any other provision of this Agreement or the other Loan Documents. Upon the Majority Lenders giving notice of the election to fund the Tranche 2 Borrowing, each Lender shall be obligated to fund a Loan in the principal amount of its Proportionate Share of the Tranche 2 Borrowing on the Borrowing Date specified in such notice. Upon the election of the Majority Lenders to fund the Tranche 2 Loan, each Lender shall be obligated to fund its Proportionate Share of the Tranche 2 Loan; provided that, upon the election of the Majority Lenders to fund the Tranche 2 Loan, Borrower shall be deemed to have requested a Borrowing of, and shall accept the funding of, the Tranche 2 Loan. (b) Disbursement of Tranche 2 Loan. The Administrative Agent shall disburse the amount of such Tranche 2 Borrowing by wire transfer to the following account of Borrower, or such other account as Borrower may advise the Administrative Agent in a notice given prior to the Business Day on which such Tranche 2 Borrowing is to be disbursed to Borrower: Silicon Valley Bank SIL VLY BK SJ 3003 Tasman Drive Santa Clara, CA 95054 Account Name: Axogen, Inc. Routing Number: 121140399 Account Number: 3300805639 Swift Code: SVBKUS6S (c) Borrower Acceptance. Borrower shall accept the funding of any such Tranche 2 Borrowing and shall cooperate with the Administrative Agent and the Lenders in effecting any such Tranche 2 Borrowing, including in delivery of the Notes evidencing the Loans comprising such Tranche 2 Borrowing. (d) Minimum Deposit Amount. If, at the time of such Tranche 2 Borrowing, Borrower is required to maintain the Minimum Deposit Amount in the Cash Collateral Account pursuant to Section 10.03, and the amount then on deposit in the Cash Collateral Account, after giving effect to such Tranche 2 Borrowing, shall not be equal to the required Minimum Deposit Amount, then the Administrative Agent may disburse funds in the amount of such Tranche 2 Borrowing by wire transfer directly to the Cash Collateral Account and Borrower, within two (2) Business Days thereafter, shall deposit in the Cash Collateral Account an amount of any shortfall then existing necessary to satisfy the required Minimum Deposit Amount. Section 6.04 Conditions to Tranche 3 Borrowing Requested by Borrower . The obligation of each Lender to make any Tranche 3 Loan as part of a Tranche 3 Borrowing is subject to the satisfaction of the following conditions precedent: (a) Borrowing Date. Such Borrowing shall occur on any Business Day between the date hereof and December 31, 2021. 136158242.1 136158242.6 45

(b) Borrowing Milestones. With respect to the Tranche 3 Loan, Borrower has achieved two (2) consecutive quarters of Net Revenue of $28,000,000 or more. (c) Notice of Milestone Achievement and Audit. Borrower shall have delivered to the Administrative Agent a notice certifying satisfaction of the condition precedent set forth in Section 6.04(b). If the Administrative Agent notifies Borrower, within five Business Days of receipt of such notice, that Lenders intend to conduct an audit of Net Revenue to confirm satisfaction of such condition precedent, Majority Lenders may appoint a regionally or nationally recognized independent accounting firm of good standing, to conduct such audit (at Borrower’s sole expense). Borrower will, and will cause its Subsidiaries and Affiliates to, use their best efforts to cooperate with such auditors in performing such audit, including without limitation by permitting such auditors to examine and make extracts from its books and records, and to discuss its finances with its officers and independent accountants. The results of such an audit will be conclusive absent manifest error. (d) Minimum Deposit Amount. If, at the time of the Tranche 3 Borrowing, Borrower is required to maintain the Minimum Deposit Amount in the Cash Collateral Account pursuant to Section 10.03, then the amount on deposit in the Cash Collateral Account, after giving effect to such Borrowing, shall be equal to the Minimum Deposit Amount in effect at such time; provided that Borrower shall provide evidence to Administrative Agent showing that immediately prior to such funding of the Tranche 3 Loans, Borrower has deposited $2,500,000 in immediately available funds in the Cash Collateral Account. Borrower shall indicate in the Notice of Borrowing for the Tranche 3 Borrowing whether the proceeds of the Tranche 3 Borrowing are to be transmitted by the Administrative Agent to the Cash Collateral Account on the Borrowing Date to satisfy the Minimum Deposit Amount in effect at such time. Section 6.05 Conditions to Each Borrowing . The obligation of each Lender to make a Loan as part of any Borrowing (including the Borrowing of the Tranche 1 Loan) is also subject to satisfaction on the applicable Borrowing Date of the following further conditions precedent: (a) Commitment Period. Such Borrowing Date shall occur during the Commitment Period. (b) No Default; Representations and Warranties. Both immediately prior to the making of such Loan and after giving effect thereto and to the intended use thereof: (i) no Default or Event of Default shall have occurred and be continuing or would result from the making of such Borrowing; and (ii) the representations and warranties made by Borrower in Article VII and in the other Loan Documents shall be true on and as of the Borrowing Date, and immediately after giving effect to the application of the proceeds of the Borrowing, with the same force and effect as if made on and as of such date (except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true on such earlier date). 136158242.1 136158242.6 46

(c) No Material Adverse Effect. Since the date of the most recent financials delivered pursuant to Section 8.01, no event, circumstance or change has occurred that has caused or could reasonably be expected to cause, either in any case or in the aggregate, a Material Adverse Effect, both before and after giving effect to such Borrowing. (d) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing as and when required pursuant to Section 2.02. Each Borrowing shall constitute a certification by Borrower to the effect that the conditions set forth in this Section 6.05 have been fulfilled as of the applicable Borrowing Date. ARTICLE VII REPRESENTATIONS AND WARRANTIES Borrower represents and warrants to the Administrative Agent and the Lenders that: Section 7.01 Power and Authority . Each of Borrower and its Subsidiaries (a) is a duly organized and validly existing under the laws of its jurisdiction of organization, (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same could not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect, and (d) has full power, authority and legal right to make and perform each of the Loan Documents to which it is a party and, in the case of Borrower, to borrow the Loans hereunder. Section 7.02 Authorization; Enforceability . The Transactions are within each Obligor’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 7.03 Governmental and Other Approvals; No Conflicts . The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, and (iii) application(s) to 136158242.1 136158242.6 47

Nasdaq Capital Market with respect to the transactions contemplated by the Option Agreement, (b) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of Borrower and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (c) will not materially violate or result in a default under any indenture, agreement or other instrument binding upon Borrower and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Borrower and its Subsidiaries. Section 7.04 Financial Statements; Material Adverse Change. (a) Financial Statements. Borrower has heretofore furnished to the Administrative Agent certain financial statements as provided for in Section 8.01. The consolidated financial statements and the related notes thereto comply with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly, the consolidated financial position of Borrower as of the dates indicated and its consolidated results of operations and its consolidated cash flows for the periods specified, and are true and correct in all material respects. All such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments), and the other historical financial statements (including any footnotes and schedules) have been derived from the accounting records of Borrower and presents fairly the information shown thereby. Neither Borrower nor any of its Subsidiaries has any material contingent liabilities or unusual forward or long-term commitments required to be disclosed in Borrower’s and its consolidated Subsidiaries financial statements under GAAP, that are not disclosed in the aforementioned financial statements. (b) No Material Adverse Change. Since March 31, 2020, there has been no Material Adverse Change, except as disclosed in writing by Borrower to the Administrative Agent as to cost containment measures taken and planned to be taken by Borrower and its Subsidiaries, reductions in revenue, temporary suspension of tissue recovery and manufacturing and other activities, in each case as a result of the COVID-19 pandemic. For the avoidance of doubt, any future impact of such disclosed events and any future events of a similar nature to such disclosed events may cause the occurrence of a Material Adverse Change or have a Material Adverse Effect and such occurrence is not hereby waived. Section 7.05 Properties . (a) Property Generally. Each Obligor has good and marketable fee simple title to, or valid leasehold interests in, all its real and personal Property material to its business, subject only to Permitted Liens and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. 136158242.1 136158242.6 48

(b) Intellectual Property. (i) Schedule 7.05(b) (as amended from time to time by Borrower in accordance with Section 7.21) contains a complete and accurate list of: (A) all Obligor Intellectual Property consisting of applied for or registered Patents, including the jurisdiction and patent number, and indicating which Obligor owns or licenses such rights; (B) applied for or registered Trademarks owned by any Obligor, including the jurisdiction, trademark application or registration number and the application or registration date; and (C) applied for or registered Copyrights owned by any Obligor. (ii) Each Obligor either (a) is the absolute beneficial owner of all right, title and interest in and to the Obligor Intellectual Property designated on Schedule 7.05(b) as owned by such Obligor, with no breaks in chain of title, with good and marketable title, free and clear of any Liens of any kind whatsoever other than Permitted Liens, or (b) has the right to use the Obligor Intellectual Property designated on Schedule 7.05(b) as licensed to such Obligor within the field of such license. Without limiting the foregoing, and except as set forth in Schedule 7.05(b) (as amended from time to time by Borrower in accordance with Section 7.21): (A) other than with respect to the Material Agreements, or as permitted by Section 9.09, the Obligors have not transferred ownership of any Intellectual Property that is owned by any Obligor, in whole or in part, to any other Person who is not an Obligor; (B) other than (i) the Material Agreements, (ii) customary restrictions in in-bound licenses of Intellectual Property and non-disclosure agreements, or (iii) as would have been or is permitted by Section 9.09, there are no judgments, covenants not to sue, permits, grants, licenses, Liens (other than Permitted Liens), Claims, or other agreements or arrangements relating to any Intellectual Property, including any development, submission, services, research, license or support agreements, which bind, obligate or otherwise restrict the Obligors; (C) the use of any of the Obligor Intellectual Property as used by any Obligor, to Obligors’ knowledge, does not breach, violate, infringe or interfere with or constitute a misappropriation of any valid rights arising under any Intellectual Property of any other Person; (D) there are no pending or, to Obligors’ knowledge, threatened Claims against the Obligors asserted by any other Person relating to the Obligor Intellectual Property, including any Claims of adverse ownership, invalidity, infringement, misappropriation, violation or other opposition to or conflict with such Obligor Intellectual Property; the Obligors have not received any written notice from any Person that Obligors’ business, the use of the Obligor Intellectual Property, or the manufacture, use or sale of any product or the performance of any service by any Obligor infringes upon, violates or constitutes a misappropriation of, or may infringe upon, violate or constitute a misappropriation of, or otherwise interfere with, any other Intellectual Property of any other Person; 136158242.1 136158242.6 49

(E) the Obligors have no knowledge that the Obligor Intellectual Property is being infringed, violated, misappropriated or otherwise used by any other Person in the United States without the express authorization of the Obligors. Without limiting the foregoing, the Obligors have not put any other Person on notice of actual or potential infringement, violation or misappropriation of any of the Obligor Intellectual Property; the Obligors have not initiated the enforcement of any Claim with respect to any of the Obligor Intellectual Property; (F) to Obligors’ knowledge, all relevant employees of any Obligor have executed written confidentiality and invention assignment Contracts with any Obligor that irrevocably assign to an Obligor or its designee all of their rights to any Inventions relating to Obligors’ business in all material respects; (G) to the knowledge of the Obligors, the Obligor Intellectual Property is all the Intellectual Property necessary for the operation of Obligors’ business as it is currently conducted or as currently contemplated to be conducted; (H) the Obligors have taken reasonable precautions to protect the secrecy, confidentiality and value of its Obligor Intellectual Property consisting of trade secrets and confidential information. (I) each Obligor has delivered to the Administrative Agent accurate and complete copies of all Material Agreements relating to the Obligor Intellectual Property; and (J) there are no pending or, to the knowledge of any of the Obligors, threatened in writing Claims against the Obligors asserted by any other Person relating to the Material Agreements, including any Claims of breach or default under such Material Agreements. (iii) With respect to the Obligor Intellectual Property consisting of Patents, except as set forth in Schedule 7.05(b) (as amended from time to time by Borrower in accordance with Section 7.21), and without limiting the representations and warranties in Section 7.05(b)(ii): (A) each of the issued claims in such Patents, to Obligors’ knowledge, is valid and enforceable; (B) the inventors claimed in such Patents have executed written Contracts with an Obligor, or to Obligor’s knowledge, the licensor of such Patents to the applicable Obligor, or its predecessor-in-interest, that properly and irrevocably assigns to such Person all of their rights to any of the Inventions claimed in such Patents to the extent permitted by applicable law; (C) none of the Patents, or the Inventions claimed in them, has been dedicated to the public except as a result of intentional decisions made by the applicable Obligor, or to Obligor’s knowledge, the licensor of such Patents to the applicable Obligor, or its predecessor-in-interest; 136158242.1 136158242.6 50

(D) to Obligors’ knowledge, all prior art material to such Patents was adequately disclosed to or considered by the respective patent offices during prosecution of such Patents to the extent required by applicable law or regulation; (E) subsequent to the issuance of such Patents, neither any Obligor nor their predecessors in interest, have filed any disclaimer or filed any other voluntary reduction in the scope of the Inventions claimed in such Patents; (F) no allowable or allowed subject matter of such Patents, to Obligors’ knowledge, is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party and have not been the subject of any interference, re-examination or opposition proceedings, nor are the Obligors aware of any basis for any such interference, re-examination or opposition proceedings; (G) no such Patents, to Obligors’ knowledge, have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable Patent Office recorded with respect to any Patents, the Obligors have not received any notice asserting that such Patents are invalid, unpatentable or unenforceable; if any of such Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in the Collateral; (H) the Obligors have not received an opinion, whether preliminary in nature or qualified in any manner, which concludes that a challenge to the validity or enforceability of any of such Patents is more likely than not to succeed; (I) the Obligors have no knowledge that they or any prior owner of such Patents or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable any such Patents; and (J) all maintenance fees, annuities, and the like due or payable on the Patents owned, or to Obligor’s knowledge, licensed by any Obligor have been timely paid or the failure to so pay was the result of an intentional decision by the applicable Obligor or would not reasonably be expected to result in a Material Adverse Change. (c) Material Intellectual Property. Schedule 7.05(c) (as amended from time to time by Borrower in accordance with Section 7.21) contains an accurate list of the Obligor Intellectual Property that is material to Obligors’ business with an indication as to whether the applicable Obligor owns or has an exclusive or non-exclusive license to such Obligor Intellectual Property. Section 7.06 No Actions or Proceedings . (a) Litigation. There is no litigation, investigation or proceeding pending or, to the best of Borrower’s knowledge, threatened with respect to Borrower and its Subsidiaries by or 136158242.1 136158242.6 51

before any Governmental Authority or arbitrator (i) that either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, except as specified in Schedule 7.06 (as amended from time to time by Borrower in accordance with Section 7.21) or (ii) that involves this Agreement or the Transactions. (b) Environmental Matters. The operations and Property of Borrower and its Subsidiaries comply with all applicable Environmental Laws, except to the extent the failure to so comply (either individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect. (c) Labor Matters. Borrower has not engaged in unfair labor practices and there are no material labor actions or disputes involving the employees of Borrower. Section 7.07 Compliance with Laws and Agreements . Each of the Obligors is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. Obligors and their Subsidiaries are in compliance with 21 CFR §§210-211 and 21 CFR §§600-610. Section 7.08 Taxes . Except as set forth on Schedule 7.08, each of the Obligors has timely filed or caused to be filed all material tax returns and reports required to have been filed and has paid or caused to be paid all material taxes required to have been paid by it, except taxes that are being contested in good faith by appropriate proceedings and for which such Obligor has set aside on its books adequate reserves with respect thereto in accordance with GAAP. Section 7.09 Full Disclosure . Borrower has disclosed to the Administrative Agent and Lenders all Material Agreements to which any Obligor is subject, and all other matters to its knowledge, as of the date hereof, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Administrative Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 136158242.1 136158242.6 52

Section 7.10 Regulation . (a) Investment Company Act. Neither Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. (b) Margin Stock. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X. Section 7.11 Solvency . Borrower is and, immediately after giving effect to the Borrowing and the use of proceeds thereof will be, Solvent. Section 7.12 Subsidiaries . Set forth on Schedule 7.12 is a complete and correct list of all Subsidiaries of Borrower as of the date hereof. The value of the assets of the Excluded Foreign Subsidiaries does not exceed $2,000,000 in the aggregate and no Excluded Foreign Subsidiary owns any Material Intellectual Property. As of the date hereof, there is no Excluded Foreign Subsidiary other than AxoGen Europe. Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in said Schedule 7.12, and the percentage ownership by Borrower of each such Subsidiary is as shown in said Schedule 7.12. Section 7.13 Indebtedness and Liens . Set forth on Schedule 7.13(a) is a complete and correct list of all Indebtedness of each Obligor outstanding as of the date hereof. Schedule 7.13(b) is a complete and correct list of all Liens granted by Borrower and other Obligors with respect to their respective Property and outstanding as of the date hereof. Section 7.14 Material Agreements . Set forth on Schedule 7.14 (as amended from time to time by Borrower in accordance with Section 7.21) is a complete and correct list of (i) each Material Agreement and (ii) each agreement creating or evidencing any Material Indebtedness. No Obligor is in material default under any such Material Agreement or agreement creating or evidencing any Material Indebtedness. Except as otherwise disclosed on Schedule 7.14, all material vendor purchase agreements and provider contracts of the Obligors are in full force and effect without material modification from the form in which the same were disclosed to the Administrative Agent and the Lenders. Section 7.15 Restrictive Agreements 136158242.1 136158242.6 53

. None of the Obligors is subject to any indenture, agreement, instrument or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (other than (x) customary provisions in contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof and (y) restrictions or conditions imposed by any agreement governing secured Permitted Indebtedness permitted under Section 9.01(g), to the extent that such restrictions or conditions apply only to the property or assets securing such Indebtedness), or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to Borrower or any other Subsidiary or to Guarantee Indebtedness of Borrower or any other Subsidiary (each, a “Restrictive Agreement”), except those listed on Schedule 7.15 or otherwise permitted under Section 9.11. Section 7.16 Real Property . (a) Generally. Neither Borrower nor any of its Subsidiaries owns or leases (as tenant thereof) any real property, except as described on Schedule 7.16 (as amended from time to time by Borrower in accordance with Section 7.21). (b) Leases. (i) Borrower has made available a true, accurate and complete copy of each Lease to the Administrative Agent. (ii) Except as otherwise permitted hereunder, each Lease is in full force and effect and no material default has occurred under any such Lease and, to the knowledge of Borrower, there is no existing condition which, but for the passage of time or the giving of notice or both, would reasonably be expected to result in a default under the terms of any such Lease. (iii) No Obligor party to any Lease as tenant has transferred, sold, assigned, conveyed, disposed of, mortgaged, pledged, hypothecated, or encumbered any of such Obligor’s interest in, any Lease to which such Obligor is a party. Section 7.17 Pension Matters . Schedule 7.17 sets forth, as of the date hereof, a complete and correct list of, and that separately identifies, (a) all Title IV Plans and (b) all Multiemployer Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law is the subject of or covered by a favorable IRS opinion, advisory or determination letter. Except for those that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (y) there are no existing or pending (or to the knowledge of any Obligor or Subsidiary thereof, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or could have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. Except as would not reasonably be expected to have a Material Adverse Effect, (i) Borrower and each of its ERISA Affiliates has 136158242.1 136158242.6 54 met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained; (ii) as of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and neither Borrower nor any of its ERISA Affiliates knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage to fall below 60% as of the most recent valuation date; (iii) as of the date hereof, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding; and (iv) no ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made. Section 7.18 Collateral; Security Interest . Each Security Document is effective to create in favor of the Secured Parties a legal, valid and enforceable security interest in the Collateral subject thereto and each such security interest is perfected to the extent required by (and has the priority required by) the applicable Security Document. The Security Documents collectively are effective to create in favor of the Secured Parties a legal, valid and enforceable security interest in the Collateral, which security interests are first-priority (subject only to Permitted Priority Liens). Section 7.19 Regulatory Approvals . (a) Each Obligor and each of its Subsidiaries holds, and will continue to hold, either directly or through licensees and agents, all Regulatory Approvals necessary or required for Borrower and its Subsidiaries to conduct their operations and business in the manner currently conducted. (b) No Obligor has received any written report or other written communication that would indicate that, other than with respect to Avive® Soft Tissue Membrane, (i) the clinical hold will not be removed, or the BLA will not be approved, (ii) any Governmental Authority is likely to revise or revoke any Regulatory Approval granted by any Governmental Authority with respect to any Product of any Obligor, or (iii) any Governmental Authority is likely to pursue any material compliance actions against any Obligor. (c) All preclinical, nonclinical and clinical trials conducted on behalf of any Obligor or Subsidiary thereof relating to any product were conducted in compliance with applicable laws and, in all material respects, in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards; the descriptions of the results of such clinical trials have been provided to the Administrative Agent and are accurate in all material respects. Neither any Obligor nor any Subsidiary thereof has received any notices or correspondence from any Governmental Authority or comparable authority requiring the termination, suspension, or material modification or clinical hold of any clinical trials conducted by or on behalf of any Obligor or Subsidiary thereof with respect to any product, which termination, suspension, material modification or clinical hold could reasonably be expected to result in a Material Adverse Effect. (d) No Obligor or any of its Subsidiaries or affiliates has filed (or has been requested to file by any Governmental Authority) any biologics licensing application other than the BLA. 136158242.1 136158242.6 55

Section 7.20 Restricted Equity Interests . No side letters or special arrangements exist with respect to the Equity Interests in Borrower, except for those listed on Schedule 7.20. Section 7.21 Update of Schedules . Each of Schedules 1.01(A) (in respect of Excluded Foreign Subsidiaries), 7.05(b) (in respect of the lists of Patents, Trademarks, and Copyrights under Section 7.05(b)(i)), 7.05(c), 7.06, 7.14 and 7.16 may be updated by Borrower from time to time in order to ensure the continued accuracy of such Schedule as of any upcoming date on which representations and warranties are made incorporating the information contained on such Schedule. Such update may be accomplished by Borrower providing to the Administrative Agent, in writing (including by electronic means), a revised version of such Schedule in accordance with the provisions of Section 15.02. Each such updated Schedule shall be effective immediately upon the receipt thereof by the Administrative Agent. Section 7.22 Broker Fees . There are no brokerage commissions payable in connection with the credit facility described in this Agreement and the services of a broker have not been engaged by Borrower or any of its Subsidiaries or Affiliates in connection with the credit facility described in this Agreement. Section 7.23 Sanctions; Anti-Corruption . (a) None of Borrower, any of its Subsidiaries or any director, officer, employee, agent, or affiliate of Borrower or any of its Subsidiaries is an individual or entity (“person”) that is, or is owned or controlled by persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions. (b) Borrower, its Subsidiaries and their respective directors, officers and employees and, to the knowledge of Borrower, the agents of Borrower and its Subsidiaries, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws. 136158242.1 136158242.6 56

ARTICLE VIII AFFIRMATIVE COVENANTS Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash: Section 8.01 Financial Statements and Other Information . Borrower will furnish to the Administrative Agent: (a) as soon as available and in any event within 45 days after the end of the first three fiscal quarters of each fiscal year (or 90 days, in the case of the fourth fiscal quarter), the consolidated balance sheets of the Obligors as of the end of such quarter, and the related consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present the financial condition of Borrower and its Subsidiaries as at such date and the results of operations of Borrower and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes; provided that, such financial statements shall be deemed to have been delivered to the Administrative Agent on the date on which such financial statements are publicly available via EDGAR on the SEC’s website at www.sec.gov; (b) as soon as available and in any event within 90 days after the end of each fiscal year, the consolidated balance sheets of Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of Borrower’s then current independent certified public accountants of recognized national standing acceptable to the Majority Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and in the case of such consolidating financial statements, certified by a Responsible Officer of Borrower; provided that, such audited financial statements shall be deemed to have been delivered to the Administrative Agent on the date on which such financial statements are publicly available via EDGAR on the SEC’s website at www.sec.gov; (c) for any fiscal quarter during which the minimum Net Revenue covenant contained in Section 10.02 is in effect, together with the financial statements required pursuant to Sections 8.01(a) and (b), a compliance certificate of a Responsible Officer as of the end of the applicable accounting period (which delivery may, unless a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original 136158242.1 136158242.6 57 authentic counterpart thereof for all purposes) in the form of Exhibit E (a “Compliance Certificate”) including details of any issues that are material that are raised by auditors; (d) together with the financial statements required pursuant to Sections 8.01(a) and (b), the reports required by Section 4.01 of the Revenue Participation Agreement; (e) promptly upon receipt thereof, copies of all letters of representation signed by an Obligor to its auditors and copies of all auditor reports delivered for each fiscal quarter; (f) promptly after the same are released, copies of all press releases; (g) promptly, and in any event within five Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which Borrower may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor; (h) the information regarding insurance maintained by Borrower and its Subsidiaries as required under Section 8.05; (i) promptly following the Administrative Agent’s request at any time, proof of Borrower’s compliance with Article X; (j) (i) copies of all statements, reports and notices made available to holders of Borrower’s Equity Interests and (ii) copies of all presentation materials or board kits provided to the Board of Directors of Borrower or any Subsidiary Guarantor, in each case within five (5) days of delivering or otherwise making available such material to such holders or directors; provided that any such material may be redacted by Borrower to exclude information relating to the Lenders (including Borrower’s strategy regarding the Loans); (k) from time to time upon the reasonable request of Majority Lenders, a comprehensive update on the business of the Obligors, including management reports and supporting data relating to productivity of sales representatives for the Products and weekly and monthly revenue, in each case in the aggregate and itemized by product and territory; (l) any correspondence with the FDA, including without limitation regarding any BLA or any other biologics licensing application with respect to any Product or any manufacturing audit; and (m) such other information respecting the operations, properties, business or condition (financial or otherwise) of the Obligors (including with respect to the Collateral) as the Majority Lenders may from time to time reasonably request. For purposes of clarification, any request for the annually-prepared consolidated financial forecast for Borrower and its Subsidiaries for the following two fiscal years from the time such forecast was prepared, including projections of Net Revenue, on a quarterly basis, and forecasted consolidated balance sheets, consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries, shall be deemed reasonable. 136158242.1 136158242.6 58

For the avoidance of doubt, in no event shall Borrower or any other Obligor furnish any of the materials and information required to be furnished under this Section 8.01 or Section 8.02 or any other provision of this Agreement or any other Loan Document that constitutes material non-public information to anyone other than to the Administrative Agent at the address of the Administrative Agent set forth in Section 15.02. Each Lender that desires that certain of its personnel not receive material non-public information with respect to Borrower and its Subsidiaries or their Affiliates shall so inform the Administrative Agent and shall designate one or more representatives that shall be permitted to receive from the Administrative Agent copies of materials and information furnished by Borrower or any other Obligor to the Administrative Agent. Section 8.02 Notices of Material Events . Borrower will furnish to the Administrative Agent written notice of the following promptly after a Responsible Officer first learns of the existence of: (a) the occurrence of any Default; (b) notice of the occurrence of any event with respect to its property or assets resulting in a Loss aggregating the product of (i) $750,000 and (ii) the Basket Multiple or more; (c) any proposed acquisition of stock, assets or property by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws; (d) (1) any spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, and (2) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or to the best of Borrower’s knowledge, threatened against or affecting Borrower or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of their respective businesses, operations or properties, relating to Environmental Laws or Hazardous Material; (e) the assertion of any environmental matter by any Person against, or with respect to the activities of, Borrower or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations which could reasonably be expected to involve damages in excess of the product of (i) $750,000 and (ii) the Basket Multiple, other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect; (f) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Borrower or any of its Affiliates that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; (g) (i) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) promptly, and in any event within ten days, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect 136158242.1 136158242.6 59 to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto; (h) (i) the termination of any Material Agreement; (ii) the receipt by Borrower or any of its Subsidiaries of any material written notice under any Material Agreement (and a copy thereof); (iii) the entering into of any new Material Agreement by an Obligor (and a copy thereof); or (iv) any material amendment to a Material Agreement (and a copy thereof). If any Obligor shall be in default under a Material Agreement, the Administrative Agent and Lenders shall have the right (but not the obligation) to cause the default or defaults under such Material Agreement to be remedied (including without limitation by paying any unpaid amount thereunder) and otherwise exercise any and all rights of Borrower thereunder, as may be necessary to prevent or cure any default. Without limiting the foregoing, upon any such default, each Obligor shall promptly execute, acknowledge and deliver to the Administrative Agent such instruments as may reasonably be required of such Obligor to permit the Administrative Agent and Lenders to cure any default under the applicable Material Agreement or permit the Administrative Agent and Lenders to take such other action required to enable the Administrative Agent and Lenders to cure or remedy the matter in default and preserve the interests of the Administrative Agent or Lenders. Any amounts paid by the Administrative Agent or Lenders pursuant to this Section 8.02(h) shall be payable on demand by Obligors, shall accrue interest at the Default Rate if not paid on demand, and shall constitute “Obligations.” (i) the reports and notices as required by the Security Documents; (j) within 30 days of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 8.01, notice of any material change in accounting policies or financial reporting practices by the Obligors; (k) promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor; (l) a licensing agreement or arrangement entered into by Borrower or any Subsidiary in connection with any infringement or alleged infringement of the intellectual property of another Person; (m) at least 30 days in advance, any contemplated Asset Sale, or series of Asset Sales, of all or a majority of Borrower’s assets; (n) at least thirty days in advance, any contemplated Change of Control; (o) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; (p) concurrently with the delivery of financial statements under Section 8.01(b), the creation or other acquisition of any Intellectual Property by Borrower or any Subsidiary after the date hereof and during such prior fiscal year which is registered or becomes registered or the 136158242.1 136158242.6 60 subject of an application for registration with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, or with any other equivalent foreign Governmental Authority; (q) any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering the Administrative Agent an updated Annex 7 to the Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change; (r) the creation or acquisition of any Foreign Subsidiary to be designated an Excluded Foreign Subsidiary and the contribution by Borrower or any other Subsidiary of assets to any Excluded Foreign Subsidiary (i) which causes such Foreign Subsidiary (or all Excluded Foreign Subsidiaries, in the aggregate) to have assets with a value in excess of the product of (A) $2,000,000 and (B) the Basket Multiple or (ii) constituting Material Intellectual Property. Each notice delivered under this Section 8.02 shall be accompanied by a statement of a financial officer or other executive officer of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Section 8.03 Existence; Conduct of Business . Such Obligor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03. Section 8.04 Payment of Obligations . Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including (i) all taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of Borrower or any Subsidiary, except to the extent such taxes, fees, assessments or governmental charges or levies, or such claims are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP; (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property not constituting a Permitted Lien; and (iii) all Indebtedness other than Permitted Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness. Section 8.05 Insurance . Such Obligor will, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, and with coverage and amounts as customarily carried under similar circumstances by such other companies but in no event less than the amounts for property 136158242.1 136158242.6 61 insurance and liability insurance maintained by Obligors as of the date hereof. Upon the request of the Administrative Agent or Majority Lenders, Borrower shall furnish the Administrative Agent from time to time with (i) full information as to the insurance carried by it and, if so requested, copies of all such insurance policies and (ii) a certificate from Borrower’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid, that such policies are in full force and effect. Borrower shall use commercially reasonable efforts to ensure, or cause others to ensure, that all insurance policies required under this Section 8.05 shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed in a manner adverse to Borrower without at least 30 days’ prior written notice to Borrower and the Administrative Agent. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle Secured Parties to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of Borrower (payable on demand). The amount of any such expenses shall accrue interest at the Default Rate if not paid on demand, and shall constitute “Obligations.” Section 8.06 Books and Records; Inspection Rights . Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times (but not more often than once a year unless an Event of Default has occurred and is continuing) as the Administrative Agent or the Lenders may request; provided that such Obligor is given an opportunity to be present at each of such visits, inspections, examinations, appraisals and audits. Obligors shall pay all reasonable out of pocket costs of all such inspections. Section 8.07 Compliance with Laws and Other Obligations . Such Obligor will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including Environmental Laws) and (ii) comply in all material respects with all terms of Indebtedness and all other Material Agreements. The marketing and development of the Avance® Nerve Graft complies with the transition agreement with FDA, which is a consent for purposes of this agreement. Section 8.08 Maintenance of Properties, Etc. (a) Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good 136158242.1 136158242.6 62 working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted. (b) Without limiting the generality of Section 8.08(a), each Obligor shall comply with each of the following covenants with respect to each Lease: (i) Borrower shall diligently perform and timely observe all of the terms, covenants and conditions of the Lease on the part of Borrower to be performed and observed prior to the expiration of any applicable grace period therein provided and do everything necessary to preserve and to keep unimpaired and in full force and effect the Lease. (ii) Borrower shall promptly notify the Administrative Agent of the giving of any written notice by Landlord to Borrower of any default by Borrower thereunder, and promptly deliver to the Administrative Agent a true copy of each such notice. If Borrower shall be in default under the Lease, the Administrative Agent and Lenders shall have the right (but not the obligation) to cause the default or defaults under the Lease to be remedied (including without limitation by paying any unpaid amount under the Lease) and otherwise exercise any and all rights of Borrower under the Lease, as may be necessary to prevent or cure any default. The Administrative Agent and Lenders shall have the right to enter all or any portion of the Property, at such times and in such manner as the Administrative Agent or Lenders reasonably deem necessary, to prevent or to cure any such default. Without limiting the foregoing, upon any such default, Borrower shall promptly execute, acknowledge and deliver to the Administrative Agent such instruments as may reasonably be required of Borrower to permit the Administrative Agent and Lenders to cure any default under the Lease or permit the Administrative Agent and Lenders to take such other action required to enable the Administrative Agent and Lenders to cure or remedy the matter in default and preserve the security interest of Secured Parties under the Loan Documents with respect to the Facilities. Any amounts paid by the Administrative Agent or Lenders pursuant to this Section 8.08(b) shall be payable on demand by Obligors, shall accrue interest at the Default Rate if not paid on demand, and shall constitute “Obligations.” (iii) Borrower shall use commercially reasonable efforts to enforce, in a commercially reasonable manner, each covenant or obligation of Landlord in the Lease in accordance with its terms. Subject to the terms and requirements of the Lease, within ten (10) days after receipt of written request by the Administrative Agent or Lenders, Borrower shall use reasonable efforts to obtain from Landlord under the Lease and furnish to the Administrative Agent an estoppel certificate from Landlord stating the date through which rent has been paid and whether or not, to Landlord’s knowledge, there are any defaults thereunder and specifying the nature of such claimed defaults, if any, and such other matters as the Administrative Agent or Lenders may reasonably request or in the form required pursuant to the terms of the Lease. Borrower shall furnish to the Administrative Agent all information that the Administrative Agent or Lenders may reasonably request from time to time in the possession of Borrower (or reasonably available to Borrower) concerning the Lease and Borrower’s compliance with the Lease. (iv) Borrower, promptly upon learning that Landlord has failed to perform the material terms and provisions under the Lease and immediately upon learning of a rejection or disaffirmance or purported rejection or disaffirmance of the Lease pursuant to any state or 136158242.1 136158242.6 63 federal bankruptcy law, shall notify the Administrative Agent thereof. Borrower shall promptly notify the Administrative Agent of any request that any party to the Lease makes for arbitration or other dispute resolution procedure pursuant to the Lease and of the institution of any such arbitration or dispute resolution. Borrower hereby authorizes the Administrative Agent and Lenders to attend any such arbitration or dispute, and upon the occurrence and during the continuance of an Event of Default participate in any such arbitration or dispute resolution but such participation shall not be to the exclusion of Borrower; provided, however, that, in any case, Borrower shall consult with the Administrative Agent with respect to the matters related thereto. Borrower shall promptly deliver to the Administrative Agent a copy of the determination of each such arbitration or dispute resolution mechanism. (v) If the Administrative Agent or Lenders or any of their designees shall acquire or obtain a new Lease following a termination of the Lease, then Borrower shall have no right, title or interest whatsoever in or to such new Lease, or any proceeds or income arising from the estate arising under any such new Lease, including from any sale or other disposition thereof. The Administrative Agent or Lenders or such designee shall hold such new Lease free and clear of any right or claim of Borrower. (vi) Borrower shall promptly, after obtaining knowledge of such filing notify the Administrative Agent orally of any filing by or against Landlord under the Lease of a petition under the Bankruptcy Code or other applicable law. Borrower shall thereafter promptly give written notice of such filing to the Administrative Agent, setting forth any information available to Borrower as to the date of such filing, the court in which such petition was filed, and the relief sought in such filing. Borrower shall promptly deliver to the Administrative Agent any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating to such petition. Section 8.09 Licenses . Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties, except where failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 8.10 Action under Environmental Laws . Such Obligor shall, and shall cause each of its Subsidiaries to, upon becoming aware of the presence of any Hazardous Materials or the existence of any environmental liability under applicable Environmental Laws with respect to their respective businesses, operations or properties, take all actions, at their cost and expense, as shall be necessary or advisable to investigate and clean up the condition of their respective businesses, operations or properties, including all required removal, containment and remedial actions, and restore their respective businesses, operations or properties to a condition in compliance with applicable Environmental Laws. Section 8.11 Use of Proceeds 136158242.1 136158242.6 64

. The proceeds of the Loans will be used only as provided in Section 2.04. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X. Section 8.12 Certain Obligations Respecting Subsidiaries; Further Assurances . (a) Subsidiary Guarantors. Such Obligor will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries are “Subsidiary Guarantors” hereunder. Without limiting the generality of the foregoing, in the event that Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary (including any Foreign Subsidiary that is not an Excluded Foreign Subsidiary), or any subsidiary of Borrower or any of its Subsidiaries shall fail to constitute or otherwise no longer be an Excluded Foreign Subsidiary, such Obligor and its Subsidiaries concurrently will: (i) cause such new Domestic Subsidiary to become a “Subsidiary Guarantor” hereunder and a “Grantor” under the Security Agreement, pursuant to a Guarantee Assumption Agreement; (ii) cause each such Foreign Subsidiary (A) to be removed from the list of Excluded Foreign Subsidiaries described on Schedule 1.01(A), as applicable, (B) to become a “Subsidiary Guarantor” hereunder pursuant to a guarantee assumption agreement substantially similar to the form of Guarantee Assumption Agreement excluding joinder as a “Grantor” under the Security Agreement, and (C) to deliver a security document granting the Administrative Agent for the benefit of the Secured Parties a first priority Lien over all of the assets of such Foreign Subsidiary under the Law of the applicable jurisdictions and such other documents and instruments and take such other steps as may be necessary and customary under the Law of the applicable jurisdictions to perfect such Lien; (iii) take such action or cause such Subsidiary and/or such Foreign Subsidiary to take such action (including delivering such shares of stock together with undated transfer powers executed in blank) as shall be necessary to create and perfect valid and enforceable first priority (subject to Permitted Priority Liens) Liens on substantially all of the personal property of such new Subsidiary and/or such Foreign Subsidiary as collateral security for the obligations of such new Subsidiary hereunder; provided, however, that a new Foreign Subsidiary shall not be required to comply with this clause if Borrower designates such Foreign Subsidiary as an Excluded Foreign Subsidiary in accordance with this Agreement; (iv) to the extent that the parent of such Subsidiary is not a party to the Security Agreement or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Agreement and this Agreement, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all outstanding issued shares of such Subsidiary; and 136158242.1 136158242.6 65

(v) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as the Administrative Agent or the Majority Lenders shall have requested. (b) [intentionally omitted] (c) Further Assurances. Such Obligor will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested by the Administrative Agent or the Majority Lenders to effectuate the purposes and objectives of this Agreement. Without limiting the generality of the foregoing, but subject to Sections 8.12(a)(i) and 8.12(a)(ii), each Obligor will, and will cause each Person that is required to be a Subsidiary Guarantor to, take such action from time to time (including executing and delivering such assignments, security agreements, control agreements and other instruments) as shall be reasonably requested by the Administrative Agent or the Majority Lenders to create, in favor of the Administrative Agent, for the benefit of the Secured Parties, perfected security interests and Liens in substantially all of the personal property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents. Section 8.13 Termination of Non-Permitted Liens . In the event that Borrower or any of its Subsidiaries shall become aware or be notified by the Administrative Agent or any Lender of the existence of any outstanding Lien against any Property of Borrower or any of its Subsidiaries, which Lien is not a Permitted Lien, Borrower shall use its best efforts to promptly terminate or cause the termination of such Lien. Section 8.14 Intellectual Property . (a) Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, the Secured Parties are not assuming any liability or obligation of any Obligor or any of its Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter. All such liabilities and obligations shall be retained by and remain obligations and liabilities of the Obligors and/or their Affiliates as the case may be. Without limiting the foregoing, the Secured Parties are not assuming and shall not be responsible for any liabilities or Claims of Obligors or their Affiliates, whether present or future, absolute or contingent and whether or not relating to the Obligors, the Obligor Intellectual Property, and/or the Material Agreements, and Borrower shall indemnify and save harmless the Secured Parties from and against all such liabilities, Claims and Liens. (b) In the event that the Obligors acquire Obligor Intellectual Property during the term of this Agreement, then the provisions of this Agreement shall automatically apply thereto and any such Obligor Intellectual Property shall automatically constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such acquisition (except that any representations or warranties of any Obligor shall apply to any such Obligor Intellectual Property only from and after the date, if any, subsequent 136158242.1 136158242.6 66 to such acquisition that such representations and warranties are brought down or made anew as provided herein). Section 8.15 BLA . Borrower shall diligently pursue approval of any BLA in accordance with requirements of the FDA and customary industry practice. Section 8.16 MAC Conversion Period . (a) MAC Conversion Conditions. At all times during a MAC Conversion Period, Borrower and its Subsidiaries shall comply with the following conditions (collectively, the “MAC Conversion Conditions”): (i) at the time of occurrence of such Specified MAC Event, the minimum Net Revenue covenant contained in Section 10.02 is in effect and Borrower was in compliance with the applicable covenant level of minimum Net Revenue set forth in Section 10.02 as of the last testing date for which Borrower shall have furnished financial statements pursuant to Section 8.01(a) or Section 8.01(b); (ii) Borrower complies with the minimum Net Revenue covenant contained in Section 10.02 at all times during the MAC Conversion Period; (iii) Borrower shall immediately, and not later than two (2) Business Days after the occurrence of such Specified MAC Event, deposit immediately available funds in the Cash Collateral Account in an amount at least equal to the Minimum Deposit Amount applicable at such time and the Cash Collateral Account must then be subject to the Cash Collateral Account Control Agreement; (iv) Borrower shall maintain the Minimum Deposit Amount (including any additional funds required to satisfy the Minimum Deposit Amount at all times) on deposit in the Cash Collateral Account; (v) the market capitalization of Borrower and its Subsidiaries (A) is not less than $300,000,000 at the time of occurrence of such Specified MAC Event and after giving effect thereto, and (B) remains at least $300,000,000 at all times during the MAC Conversion Period; (vi) no other Default or Event of Default shall be in existence; and (vii) notice of the occurrence of such Specified MAC Event was timely made by Borrower to the Administrative Agent pursuant to Section 8.02. (b) Termination of MAC Conversion Period. The MAC Conversion Period shall terminate upon satisfaction to the reasonable satisfaction of the Administrative Agent of the following conditions precedent: 136158242.1 136158242.6 67

(i) Borrower and its Subsidiaries shall have complied with, and shall have satisfied at all times during the MAC Conversion Period, the MAC Conversion Conditions; (ii) the Specified MAC Event shall have ceased to have a material adverse change or effect on the business of Borrower and its Subsidiaries taken as a whole; (iii) no Default or Event of Default shall then be in existence; and (iv) Borrower shall have delivered a certificate signed by a Responsible Officer of Borrower addressed to the Administrative Agent and the Lenders certifying that the conditions set forth in clauses (i) through (iii) immediately above have been satisfied after giving effect to the termination of the MAC Conversion Period. (c) Release of Cash Collateral. Upon termination of the MAC Conversion Period, the Administrative Agent shall promptly wire all of the cash in such Cash Collateral Account at the time to a Deposit Account or Securities Account designated by Borrower that is subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as the case may be; provided that Borrower is not then required to maintain such funds in the Cash Collateral Account pursuant to Section 10.03. Section 8.17 Alachua Landlord Agreement . Borrower shall use its best efforts to cause Axogen Corporation to obtain the Alachua Landlord Agreement executed by the applicable Landlord and deliver the Alachua Landlord Agreement as executed by such Landlord and Axogen Corporation to the Administrative Agent no later than August 31, 2020. Borrower shall keep the Administrative Agent informed on a current basis of its efforts to comply with this Section 8.17 and shall copy the Administrative Agent on all written communications (including email) with the applicable Landlord and its agents, representatives and attorneys regarding the Alachua Landlord Agreement. ARTICLE IX NEGATIVE COVENANTS Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash: Section 9.01 Indebtedness . Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except: (a) the Obligations; (b) Indebtedness described in Schedule 7.13(a) and any renewals or refinancing of such Indebtedness in amounts not exceeding the principal amounts thereof (plus unpaid accrued interest and premium thereon and underwriting discounts, fees, commissions and expenses but less any required amortization according to the terms thereof); 136158242.1 136158242.6 68

(c) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of Borrower’s or such Subsidiary’s business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP; (d) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by any Obligor in the ordinary course of business; (e) Indebtedness of any Obligor to any other Obligor; (f) Guarantees by any Obligor of Indebtedness of any other Obligor permitted hereunder; (g) any Capital Lease or purchase money Indebtedness provided that the aggregate amount of Indebtedness owing at any one time with respect to all Capital Lease (including, without limitation, any Capital Lease described on Schedule 9.01) and purchase money Indebtedness shall not exceed the product of (i) $1,000,000 and (ii) the Basket Multiple; provided that there shall be excluded from the calculation of such limitation the effect of any conversion of operating leases to Capital Leases due to accounting changes or auditor determinations; (h) Indebtedness arising from judgments or decrees that do not constitute an Event of Default under Section 11.01(h); (i) Indebtedness constituting credit card payments of the Obligors in the ordinary course of business not exceeding in the aggregate at any time the product of (i) $ 2,500,000 and (ii) the Basket Multiple; (j) Indebtedness consisting of letters of credit to support real property lease obligations incurred in the ordinary course of business, in an aggregate stated face amount not exceeding $6,000,000; (k) other Indebtedness of the Obligors and their Subsidiaries in an aggregate principal amount at any time not exceeding the product of (i) $500,000 and (ii) the Basket Multiple; (l) other Indebtedness of the Obligors and their Subsidiaries described in clause (m) of the definition of “Indebtedness”, in an aggregate principal amount not exceeding the product of (i) $500,000 and (ii) the Basket Multiple at any time; and (m) Indebtedness approved in advance in writing by the Majority Lenders. Section 9.02 Liens . Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: 136158242.1 136158242.6 69

(a) Liens securing the Obligations; (b) any Lien on any property or asset of Borrower or any of its Subsidiaries existing on the date hereof and set forth in Part II of Schedule 7.13(b); provided that (i) no such Lien shall extend to any other property or asset of Borrower or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (c) Liens securing Indebtedness permitted under Section 9.01(g); provided that such Liens are restricted solely to the collateral described in Section 9.01(g); (d) Liens imposed by law which were incurred in the ordinary course of business, including (but not limited to) carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business and which (x) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of such Person or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such liens and for which adequate reserves have been made if required in accordance with GAAP; (e) pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other similar social security legislation; (f) Liens securing taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made; (g) servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors; (h) with respect to any real Property, (A) such defects or encroachments as might be revealed by an up-to-date survey of such real Property; (B) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real Property pursuant to applicable Laws; and (C) rights of expropriation, access or user or any similar right conferred or reserved by or in applicable Laws, which, in the aggregate for (A), (B) and (C), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors; (i) Liens created under, or arising from the filing of, financing statements in respect of operating leases; 136158242.1 136158242.6 70

(j) judgment liens arising in connection with judgments that do not constitute an Event of Default under Section 11.01(k); provided that the applicable Obligor shall have removed such judgment lien within one hundred eighty (180) days during which execution shall be effectively stayed, or no action shall have been legally taken by the lien holder to attach or levy upon any assets of any Obligor to enforce any such judgment; (k) Bankers liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business; and (l) any other Liens with underlying Indebtedness not exceeding in the aggregate at any time the product of (i) $500,000 and (ii) the Basket Multiple; provided that no Lien otherwise permitted under any of the foregoing Sections 9.02(b) through (h) shall apply to any Material Intellectual Property. Section 9.03 Fundamental Changes and Acquisitions . Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) (iii) make any Acquisition or otherwise acquire any business or substantially all the property from, or capital stock of, or be a party to any acquisition of, any Person, except: (a) Investments permitted under Section 9.05(e); (b) the merger, amalgamation or consolidation of any Subsidiary Guarantor with or into any other Obligor; (c) the sale, lease, transfer or other disposition by any Subsidiary Guarantor of any or all of its property (upon voluntary liquidation or otherwise) to any other Obligor; (d) Permitted Acquisitions; and (e) the sale, transfer or other disposition of the capital stock of any Subsidiary Guarantor to any other Obligor. Section 9.04 Lines of Business . Such Obligor will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the business engaged in on the date hereof by Borrower or any Subsidiary or a business reasonably related thereto. Section 9.05 Investments . Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except: (a) Investments outstanding on the date hereof and identified in Schedule 9.05A; 136158242.1 136158242.6 71

(b) operating deposit accounts with banks that are subject to Deposit Account Control Agreements. securities accounts with securities intermediaries that are subject to Securities Account Control Agreements, Excluded Accounts, and the Cash Collateral Account,; (c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business; (d) Permitted Cash Equivalent Investments held in a Securities Account that is subject to a Securities Account Control Agreement; (e) Specified Permitted Cash Equivalent Investments held in a Securities Account that is subject to a Securities Account Control Agreement; provided that upon the designated maturity of each such Specified Permitted Cash Equivalent Investment, such Specified Permitted Cash Equivalent shall cease to be permitted hereunder unless Borrower has rollover such Specified Permitted Cash Equivalent Investment to qualify as a Permitted Cash Equivalent Investment; (f) Hedging Agreements entered into in the ordinary course of Borrower’s financial planning solely to hedge currency risks (and not for speculative purposes) and in an aggregate notional amount for all such Hedging Agreements not in excess of the product of (i) $250,000 and (ii) the Basket Multiple; (g) Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business; (h) employee loans, travel advances and guarantees in accordance with Borrower’s usual and customary practices with respect thereto (if permitted by applicable law) the outstanding amount of which at any time shall not in the aggregate exceed the product of (i) $500,000 and (ii) the Basket Multiple; (i) Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients; (j) Investments permitted under Section 9.03; and (k) other Investments not exceeding in the aggregate at any time the product of (i) $500,000 and (ii) the Basket Multiple. Section 9.06 Restricted Payments . Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (a) any Subsidiary Guarantor may pay dividends or make other distributions to Borrower or any other Subsidiary Guarantor; 136158242.1 136158242.6 72

(b) so long as no Event of Default is continuing, any Obligor or Subsidiary that is a flow-through entity for Tax purposes or is a Subsidiary within a consolidated or unitary Tax group may make Tax distributions; (c) any Obligor may pay franchise fees or similar Taxes and fees required to maintain such Obligor’s corporate existence; (d) any Obligor may make repurchases, redemptions, net share issuances, surrenders and other exchanges with respect to its Equity Interests (x) in accordance with such applicable Obligor’s employee incentive stock option agreements, non-incentive stock option agreements, performance stock unit award agreements, retention stock unit award agreements or (y) deemed to occur upon the withholding of a portion of such Equity Interests issued to directors, officers or employees of such Obligor or any Subsidiary under any stock option plan or other benefit plan or agreement for directors, officers and employees of such Obligor and its Subsidiaries to cover withholding tax obligations of such Persons in respect of such issuance, provided that cash payments under this Section 9.06(d) (i) shall have been approved by the compensation committee of the board of directors of Borrower and (ii) shall not exceed in any fiscal year $500,000 plus the cash proceeds received by Borrower during such fiscal year in connection with the exercise of employee stock options; and (e) Borrower and any other Obligor that is a direct or indirect wholly-owned Subsidiary of Borrower may make dividends payable solely in common stock. Section 9.07 Payments of Indebtedness . Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the Obligations, (ii) payments of Permitted Indebtedness, (iii) scheduled payments of other Indebtedness and (iv) repayment of intercompany Indebtedness permitted in reliance upon Section 9.01(e). Section 9.08 Change in Fiscal Year . Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof, except to change the fiscal year of a Subsidiary acquired in connection with an Acquisition to conform its fiscal year to that of Borrower. Section 9.09 Sales of Assets, Etc . Unless all or a majority of the assets of the Obligors are sold and the prepayment required under Section 3.03(b)(i) simultaneously is made, an Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license for the United States (in terms of field of use), transfer, or otherwise dispose of any of its Property (including accounts receivable and capital stock of Subsidiaries), or forgive, release or compromise any amount owed to such Obligor or Subsidiary, in each case, in one transaction or series of transactions (any thereof, an “Asset Sale”), except: (a) transfers of cash in the ordinary course of its business for equivalent value; 136158242.1 136158242.6 73

(b) sales of inventory in the ordinary course of its business; (c) the forgiveness, release or compromise of any amount owed to any Obligor or Subsidiary in the ordinary course of business; (d) transfers of Property by any Subsidiary Guarantor to any other Obligor; (e) the sale of defaulted receivables in the ordinary course of business and abandonment, cancellation or disposition in the ordinary course of business of any Intellectual Property which has no material value; (f) dispositions of any Property that is obsolete or worn out or no longer used or useful in the Business; (g) the permitting of any Intellectual Property other than Material Intellectual Property to become abandoned, or any registration thereof to be terminated, forfeited, expired or dedicated to the public, in cases where the Obligors deem such abandonment, termination, forfeiture, expiration, or dedication to be appropriate in the exercise of the Obligors’ commercially reasonable business judgment; (h) dispositions resulting from any insured casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Property of Borrower or any Subsidiary otherwise permitted hereunder; (i) dispositions of Equipment, to the extent that such Equipment is exchanged for credit against the purchase price of similar replacement Equipment; (j) transfers consisting of Permitted Liens; (k) any Out-Licenses; (l) discontinuance of the manufacturing and the resulting disposition of Avive® Soft Tissue Membrane; and (m) any transaction permitted under Section 9.03 or 9.05. Section 9.10 Transactions with Affiliates . Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (a) transactions between or among Obligors; (b) any transaction permitted under Section 9.01, 9.05, 9.06 or 9.09; (c) customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of Borrower or any Subsidiary in the ordinary course of business, 136158242.1 136158242.6 74

(d) Borrower may issue Equity Interests to Affiliates in exchange for cash, provided that the terms thereof are no less favorable (including the amount of cash received by Borrower) to Borrower than those that would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Borrower; and (e) the transactions set forth on Schedule 9.10. Section 9.11 Restrictive Agreements . Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (a) restrictions and conditions imposed by law or by this Agreement and (b) Restrictive Agreements listed on Schedule 7.15. Section 9.12 Amendments to and Terminations of Material Agreements . Such Obligor will not, and will not permit any of its Subsidiaries to, enter into any material amendment to or modification of any Material Agreement without the prior written consent of the Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Such Obligor (i) will not, and will not permit any of its Subsidiaries to, take or omit to take any action that results in the termination of any Material Agreement, and (ii) will, and will ensure that each of its Subsidiaries will, ensure that no Material Agreement is terminated by any counterparty thereto prior to its stated date of expiration (in each case, unless such terminated Material Agreement is replaced with another agreement that, viewed as a whole, is on better terms for Borrower or such Subsidiary) without in each case the prior written consent of the Majority Lenders, which consent shall not be unreasonably withheld, conditioned or delayed. Section 9.13 Preservation of Leases; Operating Leases . (a) Notwithstanding any provision of this Agreement to the contrary, Borrower shall not: (i) Surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or change, modify or amend, the Lease, nor transfer, sell, assign, convey, dispose of, mortgage, pledge, hypothecate, assign or encumber any of its interest in, the Lease; (ii) Consent to, cause, agree to, or permit to occur any subordination, or consent to the subordination of, the Lease to any mortgage, deed of trust or other lien encumbering (or that may in the future encumber) the interest of Landlord in the Facilities; (iii) Waive, excuse, condone or in any way release or discharge Landlord of or from its material obligations, covenants and/or conditions under the Lease; or (iv) Elect to treat the Lease as terminated or rejected under subsection 365 of the Bankruptcy Code or other applicable Law. Any such election made without Majority Lenders’ prior written consent shall be void. If, pursuant to subsection 365 of the Bankruptcy 136158242.1 136158242.6 75

Code or other applicable law, Borrower seeks to offset, against the rent reserved in the Lease, the amount of any damages caused by the nonperformance by Landlord of any of its obligations thereunder after the rejection by Landlord of the Lease under the Bankruptcy Code or other applicable Law, then Borrower shall not effect any offset of any amounts objected to by Majority Lenders. (b) Borrower will not, and will not permit any of its Subsidiaries to, make any expenditures in respect of operating leases, except for: (i) the expenditures required under the operating leases set forth on Schedule 7.13(a) and Schedule 1.04(b); (ii) real estate operating leases; (iii) operating leases between Borrower and any of its wholly-owned Subsidiaries or between any of Borrower’s wholly-owned Subsidiaries; and (iv) operating leases that would not cause Borrower and its Subsidiaries, on a consolidated basis, to make aggregate payments in any fiscal year exceeding the product of (i) $250,000 and (ii) the Basket Multiple. Section 9.14 Sales and Leasebacks . Except as disclosed on Schedule 9.14, such Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, (i) which Borrower or such Subsidiary has sold or transferred or is to sell or transfer to any other Person and (ii) which Borrower or such Subsidiary intends to use for substantially the same purposes as property which has been or is to be sold or transferred. Section 9.15 Hazardous Material . Such Obligor will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws or where the failure to comply could not reasonably be expected to result in a Material Adverse Change. Section 9.16 Accounting Changes . Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP. Section 9.17 Compliance with ERISA . No Obligor nor any ERISA Affiliate shall cause or suffer to exist (a) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan 136158242.1 136158242.6 76

136158242.1 136158242.6 77 The fiscal quarter ending on September 30, 2021 $20,000,000 The fiscal quarter ending on December 31, 2020 MINIMUM NET REVENUE The fiscal quarter ending on December 31, 2021 $8,750,000 $20,000,000 or (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect. No Obligor or Subsidiary thereof shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan. ARTICLE X FINANCIAL COVENANTS Section 10.01 Application of Financial Covenants . Borrower covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash, Borrower shall at all times comply with the minimum Net Revenue covenant contained in Section 10.02; provided that, Borrower may make a one-time election (other than during a MAC Conversion Period) to instead comply at all times thereafter with the liquidity covenant contained in Section 10.03 in lieu of complying with the minimum Net Revenue covenant contained in Section 10.02. Section 10.02 Minimum Net Revenue . As of the last day of each fiscal quarter set forth below, Net Revenue for the fiscal quarter ending on such day shall equal or exceed the amount set forth below opposite such fiscal quarter: The fiscal quarter ending on March 31, 2022 $20,000,000 The fiscal quarter ending on March 31, 2021 The fiscal quarter ending on June 30, 2022 $17,500,000 $20,000,000 The fiscal quarter ending on September 30, 2020 The fiscal quarter ending on September 30, 2022 $20,000,000 The fiscal quarter ending on June 30, 2021 $8,750,000 Each fiscal quarter ending on or after December 31, 2022 $17,500,000 $20,000,000 TEST DATE Section 10.03 Minimum Liquidity . At all times during which the liquidity covenant contained in this Section 10.03 is in effect, Borrower shall maintain on deposit in the Cash Collateral Account an amount not less than 1.1 times the aggregate outstanding principal balance of all Loans (the “Minimum Deposit Amount”). If as a result of any prepayment of a Borrowing, the amount on deposit in the Cash Collateral Account exceeds 1.1 times the aggregate outstanding principal balance of all Loans, upon written request of Borrower the Administrative Agent will promptly release such excess to a Deposit Account or Securities Account designated by Borrower that is subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as the case may be; provided that at such time no Default or Event of Default is in existence.

ARTICLE XI EVENTS OF DEFAULT Section 11.01 Events of Default . Each of the following events shall constitute an “Event of Default”: (a) Borrower shall fail to pay any principal of any Loan, or any Revenue Participation Amount, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) any Obligor shall fail to pay any Obligation (other than an amount referred to in Section 11.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; (c) (i) any representation or warranty made by or on behalf of Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document (including, without limitation, pursuant to any materials delivered pursuant to Section 8.01 or 8.02), or any amendment or modification hereof or thereof, or any certificate or financial statement, shall prove to have been incorrect when made, or (ii) any other report or other document (other than any materials delivered pursuant to Section 8.01 or 8.02) furnished pursuant to or in connection with this Agreement or any other Loan Document as part of the Administrative Agent’s diligence request prior to the date hereof shall prove to have been incorrect in any material respect when provided; provided that this Section 11.01(c) shall not apply to any financial forecasts for future periods, including any calculations therein, provided to the Administrative Agent or the Lenders; (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Sections 6.03, 8.01, 8.02, 8.03(a) (with respect to Borrower’s existence), 8.11, 8.12, 8.14 or 8.15, or in Article IX or Article X; (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a), (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, if such failure shall continue unremedied for a period of thirty (30) or more days after the earlier of (x) receipt by Borrower of notice from Administrative Agent or Majority Lenders of such failure or (y) knowledge of any Responsible Officer of Borrower of such failure; (f) Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness; (g) (i) any material breach of, or “event of default” or similar event by any Obligor under, any Material Agreement, (ii) any material breach of, or “event of default” or similar event under, the documentation governing any Material Indebtedness shall occur, or (iii) any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the lapse 136158242.1 136158242.6 78 of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 11.01(g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness. (h) any Obligor: (i) becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors; (ii) commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so); (iii) institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding; (iv) applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property; or (v) takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 11.01(h) or (i), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof; (i) any petition is filed, application made or other proceeding instituted against or in respect of Borrower or any Subsidiary: (i) seeking to adjudicate it an insolvent; (ii) seeking a receiving order against it; (iii) seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any federal, provincial or foreign law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or 136158242.1 136158242.6 79

(iv) seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property; and, in each case, such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of sixty (60) days after the institution thereof; provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Borrower or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided further that if Borrower or such Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply; (j) any other event occurs with respect to any Foreign Subsidiary that is an Obligor which, under the laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in either of Section 11.01(h) or 11.01(i); (k) one or more judgments for the payment of money in an aggregate amount in excess of the product of (i) $500,000 and (ii) the Basket Multiple shall be rendered against any Obligor or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall be effectively stayed, or no action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment; (l) an ERISA Event shall have occurred that, in the opinion of the Majority Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of Borrower and its Subsidiaries in an aggregate amount that would reasonably be expected to have a Material Adverse Effect; (m) a Change of Control shall have occurred; (n) a Material Adverse Change shall have occurred or Borrower shall have failed to satisfy the MAC Conversion Conditions at any time during a MAC Conversion Period; (o) any “Event of Default” as defined in the Revenue Participation Agreement shall have occurred; (p) (i) any Lien created by any of the Security Documents shall at any time not constitute a valid and perfected Lien on the applicable Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, free and clear of all other Liens (other than Permitted Liens), except as a result of any action or failure to act by the Administrative Agent or any Lender, (ii) except for expiration in accordance with its terms, any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Article XIII) shall for whatever reason cease to be in full force and effect, or (iii) any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Article XIII), or the enforceability thereof, shall be repudiated or contested by any Obligor; and 136158242.1 136158242.6 80

(q) Borrower shall fail to issue and deliver, and consummate the sale by Borrower and the purchase by TPC Investments II of, the Shares upon the exercise by TPC Investments II of the Share Purchase Option in accordance with the Option Agreement and Article XIV of this Agreement. Section 11.02 Remedies . Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(h) or (i)), and at any time thereafter during the continuance of such event, Majority Lenders may, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare all Loans then outstanding to be due and payable in whole, and thereupon the principal of all of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, shall become due and payable immediately (in the case of the Loans comprising a Borrowing, at the Redemption Price for such Borrowing), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and in case of an Event of Default described in Section 11.01(h) or (i), the Commitment shall automatically terminate and the principal of all of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, shall automatically become due and payable immediately (in the case of the Loans comprising a Borrowing, at the Redemption Price for such Borrowing), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor. ARTICLE XII THE ADMINISTRATIVE AGENT Section 12.01 Appointment and Duties . (a) Appointment of the Administrative Agent. Each Lender hereby appoints Argo (together with any successor Administrative Agent pursuant to Section 12.09) as the Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Obligor or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto. (b) Duties as Collateral and Disbursing Agent. Without limiting the generality of Section 12.01(a), the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 11.01(h) or (i) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 11.01(h) or (i) or any other bankruptcy, 136158242.1 136158242.6 81 insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for the Administrative Agent, for purposes of the perfection of all Liens with respect to the Collateral, including any Deposit Account (other than an Excluded Account) maintained by an Obligor with, and cash and Cash Equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. (c) Limited Duties. Under the Loan Documents, the Administrative Agent (i) is acting solely on behalf of the Lenders (except to the limited extent provided in Section 12.11), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in the foregoing clauses (i) through (iii). Section 12.02 Binding Effect . Each Lender agrees that (i) any action taken by the Administrative Agent or the Majority Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of Majority Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Majority Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. Section 12.03 Use of Discretion . (a) No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any 136158242.1 136158242.6 82

Loan Document or (ii) pursuant to instructions from the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders). (b) Right Not to Follow Certain Instructions. Notwithstanding Section 12.03(a), the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Person thereof or (ii) that is, in the opinion of the Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. Section 12.04 Delegation of Rights and Duties . The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such Person shall benefit from this Article XII to the extent provided by the Administrative Agent. Section 12.05 Reliance and Liability . (a) The Administrative Agent may, without incurring any liability hereunder, (i) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Obligor) and (ii) rely and act upon any document and information and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. (b) None of the Administrative Agent and its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and each Obligor hereby waives and shall not assert any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence, fraud or willful misconduct of the Administrative Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent: (i) shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Majority Lenders or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent); (ii) shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; 136158242.1 136158242.6 83

(iii) makes no warranty or representation, and shall not be responsible, to any Secured Party for any statement, document, information, representation or warranty made or furnished by or on behalf of any Related Person, in or in connection with any Loan Document or any transaction contemplated therein, whether or not transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents; and (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Obligor or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from Borrower, any Lender describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders); and, for each of the items set forth in clauses (i) through (iv) above, each Lender and each Obligor hereby waives and agrees not to assert any right, claim or cause of action it might have against the Administrative Agent based thereon. Section 12.06 The Administrative Agent Individually . The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire Stock and Stock Equivalents of, engage in any kind of business with, any Obligor or Affiliate thereof as though it were not acting the Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Majority Lender”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender or as one of the Majority Lenders, respectively. Section 12.07 Lender Credit Decision . Each Lender acknowledges that it shall, independently and without reliance upon the Administrative Agent, any Lender or any of their Related Persons or upon any document (including the Disclosure Documents) solely or in part because such document was transmitted by the Administrative Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Obligor and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Section 12.08 Expenses; Indemnities 136158242.1 136158242.6 84

. (a) Each Lender agrees to reimburse the Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Obligor) promptly upon demand for such Lender’s Pro Rata Share of any documented out-of-pocket costs and expenses (including documented out-of-pocket fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Obligor) that may be incurred by the Administrative Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document. (b) Each Lender further agrees to indemnify the Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Obligor), from and against such Lender’s aggregate Pro Rata Share of the Liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any Related Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent or any of its Related Persons under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to the Administrative Agent or any of its Related Persons to the extent such liability has resulted primarily from the gross negligence, fraud or willful misconduct of the Administrative Agent or, as the case may be, such Related Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. For purposes of clarification, Liabilities indemnified under this Section 12.08(b) include any and all documentary stamp taxes due to the State of Florida or any department or agency thereof in connection with the execution and delivery of any Loan Document, including any interest, fines, penalties, costs or other charges thereon, regardless of when, or the party against whom, the same may be assessed or imposed. In the event a documentary stamp tax assessment is made against any Obligor or Secured Party, Obligors shall pay the full amount of such assessment before a warrant for the collection of the same is issued by the Florida Department of Revenue. No Obligor shall contest or otherwise challenge the assessment, except in connection with a contest of the applicability of such assessment or a request for a refund in accordance with the applicable regulations adopted by the Florida Department of Revenue. Each Obligor waives all defenses to any action or actions by any Secured Party to enforce the Loan Documents or collect the Obligations based upon the non-payment of the documentary stamp taxes as provided in Section 201.08(1), Florida Statutes. Section 12.09 Resignation of the Administrative Agent . (a) The Administrative Agent may resign at any time by delivering notice of such resignation to the Lenders and Borrower, effective on the date set forth in such notice or, if not such date is set forth therein, upon the date such notice shall be effective. If the Administrative Agent delivers any such notice, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If, within 30 days after the retiring Administrative Agent having given notice of resignation, no successor Administrative Agent has been appointed by the Majority Lenders that has accepted such appointment, then the retiring Administrative Agent may, on 136158242.1 136158242.6 85

behalf of the Lenders, appoint a successor Administrative Agent from among the Lenders. Each appointment under this Section 12.09(a) (i) shall be subject to the prior consent of Borrower, which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default or (ii) shall not be made to any Ineligible Assignee (unless an Event of Default shall have occurred and be continuing). (b) Effective immediately upon its resignation, (i) the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring Administrative Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such Administrative Agent had been, validly acting as the Administrative Agent under the Loan Documents and (iv) subject to its rights under Section 12.03, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as the Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as the Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent under the Loan Documents. Section 12.10 Release of Collateral or Guarantors . Each Lender hereby consents to the release and hereby directs the Administrative Agent to release (or, in the case of Section 12.10(b)(ii), release or subordinate) the following: (a) any Subsidiary Guarantor of Borrower from its guaranty of any Obligation of any Obligor if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of in an Asset Sale permitted under the Loan Documents (including pursuant to a waiver or consent); and (b) any Lien held by the Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is disposed of by an Obligor in an Asset Sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to Section 8.12 after giving effect to such Asset Sale have been granted, (ii) any property subject to a Lien described in Section 9.02(c) and (iii) all of the Collateral and all Obligors, upon (A) termination of the Commitments, (B) payment and satisfaction in full of all Loans and all other Obligations that the Administrative Agent has been notified in writing are then due and payable, (C) deposit of cash collateral with respect to all contingent Obligations, in amounts and on terms and conditions and with parties satisfactory to the Administrative Agent and each Indemnitee that is owed such Obligations and (D) to the extent requested by the Administrative Agent, receipt by the Secured Parties of liability releases from the Obligors each in form and substance acceptable to the Administrative Agent. Each Lender hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from Borrower, 136158242.1 136158242.6 86 to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 12.10. Section 12.11 Additional Secured Parties . The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Article XII and Sections 11.08, 11.09 and 11.19 and the decisions and actions of the Administrative Agent and the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 12.08 only to the extent of Liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of Pro Rata Share or similar concept, (b) each of the Administrative Agent and each Lender shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document. ARTICLE XIII GUARANTEE Section 13.01 The Guarantee . The Subsidiary Guarantors hereby jointly and severally guarantee to the Administrative Agent and the Lenders, and their successors and assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans, all fees and other amounts and Obligations from time to time owing to the Administrative Agent or the Lenders by Borrower under this Agreement or under any other Loan Document and by any other Obligor under any of the Loan Documents (including without limitation all Revenue Participation Amounts), in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Subsidiary Guarantors hereby further jointly and severally agree that if Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. 136158242.1 136158242.6 87

Section 13.02 Obligations Unconditional . The obligations of the Subsidiary Guarantors under Section 13.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 13.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted; (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or (d) any lien or security interest granted to, or in favor of, the Secured Parties as security for any of the Guaranteed Obligations shall fail to be perfected. The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, any requirement that the Administrative Agent or the Lenders exhaust any right, power or remedy or proceed against Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations, and to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable Law limiting the liability of or exonerating guarantors or sureties. Section 13.03 Reinstatement . The obligations of the Subsidiary Guarantors under this Article XIII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and the Lenders on demand for all documented out-of-pocket costs and expenses (including documented out-of-pocket fees, costs 136158242.1 136158242.6 88 and expenses of counsel) incurred by such Persons in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. Section 13.04 Subrogation . The Subsidiary Guarantors hereby jointly and severally agree that, until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 13.01, whether by subrogation or otherwise, against Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Section 13.05 Remedies . The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors, on one hand, and the Administrative Agent and the Lenders, on the other hand, the obligations of Borrower under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Article XI (and shall be deemed to have become automatically due and payable in the circumstances provided in Article XI) for purposes of Section 13.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 13.01. Section 13.06 Instrument for the Payment of Money . Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Article XIII constitutes an instrument for the payment of money, and consents and agrees that the Administrative Agent and the Lenders, at their sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213. Section 13.07 Continuing Guarantee . The guarantee in this Article XIII is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. Section 13.08 Rights of Contribution . The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), 136158242.1 136158242.6 89 pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor’s Pro rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 13.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article XIII and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes of this Section 13.08, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the first Borrowing date, as of such Borrowing date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder. Section 13.09 General Limitation on Guarantee Obligations . In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 13.01 would otherwise, taking into account the provisions of Section 13.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 13.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, the Administrative Agent, the Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. ARTICLE XIV SHARE PURCHASE OPTION Section 14.01 Share Purchase Option 136158242.1 136158242.6 90

. Borrower hereby acknowledges the grant of the Share Purchase Option to TPC Investments II under the Option Agreement. Borrower hereby agrees that, upon receipt by Borrower of the Notice of Exercise from TPC Investments II in accordance with Section 1(c) of the Option Agreement, Borrower shall promptly take all necessary steps to issue and deliver the Shares to TPC Investments II and consummate the sale by Borrower, and the purchase by TPC Investments II, of the Shares in accordance with this Agreement and the Option Agreement. Upon exercise of the Share Purchase Option, TPC Investments II shall pay to Borrower the purchase price for the purchase of the Shares in accordance with the Option Agreement. Section 14.02 Specific Performance . Borrower and TPC Investments II agree that irreparable damage would occur if, upon exercise by TPC Investments II of the Share Purchase Option in accordance with the Option Agreement, Borrower did not issue, deliver and sell the Shares in accordance with the Option Agreement and this Article XIV, and that TPC Investments II shall be entitled to specific performance of the obligations of Borrower under the Option Agreement and this Article XIV, in addition to any other remedy to which it may be entitled at law or in equity. ARTICLE XV MISCELLANEOUS Section 15.01 No Waiver . No failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. Section 15.02 Notices . All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by telecopy) delivered, if to Borrower, another Obligor, the Administrative Agent or any Lender, to its address specified on the signature pages hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. All such communications provided for herein by telecopy shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication). 136158242.1 136158242.6 91

Section 15.03 Expenses, Indemnification, Etc . (a) Expenses. Borrower agrees to pay and reimburse (i) the Administrative Agent and the Lenders for all of their documented out-of-pocket fees, costs and expenses (including the documented out-of-pocket fees, costs and expenses of counsel to the Administrative Agent and the Initial Lender, and any sales, goods and services or other similar taxes applicable thereto, and printing, reproduction, document delivery, communication and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents as of the date hereof and the making of the Loans (exclusive of post-closing costs) up to a maximum amount of $300,000, (y) post-closing costs including any such costs and expenses with respect to compliance with Section 8.01(a) in connection with any new Subsidiary and post-closing deliverables and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and (ii) the Administrative Agent and the Lenders for all of their documented out-of-pocket fees, costs and expenses (including the out-of-pocket fees and expenses of legal counsel) in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default. (b) Indemnification. Borrower hereby indemnifies the Administrative Agent, the Lenders, and their respective Affiliates, directors, officers, employees, attorneys, agents, advisors and controlling parties (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind (including documented out-of-pocket fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or any use made or proposed to be made with the proceeds of the Loans, whether or not such investigation, litigation or proceeding is brought by Borrower, any of its shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Article VI are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans. Borrower, its Subsidiaries and Affiliates and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties are each sometimes referred to in this Agreement as a “Borrower Party.” No Lender shall assert any claim against any Borrower Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans. Borrower hereby indemnifies each Indemnified Party also for (i) Taxes that represent losses, claims, damages, etc. 136158242.1 136158242.6 92 arising from any non-Tax Claim hereunder and (ii) Taxes (other than (A) Taxes in respect of payments by or on account of any Obligation (B) Other Taxes, (C) Taxes described in clauses (c) through (e) of the definition of Excluded Taxes and (D) Connection Income Taxes) of such Indemnified Party on its Loans, Loan principal, letters of credit, Commitments, or other obligations hereunder, or its deposits, reserves, other liabilities or capital attributable thereto or incurred in respect thereof or in connection therewith, that follow from a change in Law after the date of this Agreement; except in each case to the extent that such Taxes are attributable to such Indemnified Party’s gross negligence or willful misconduct as determined by a final, non-appealable judgment by a court of competent jurisdiction. Section 15.04 Amendments, Etc . Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by Borrower and the Majority Lenders; provided however, that: (a) the consent of all of the Lenders shall be required to: (i) amend, modify, discharge, terminate or waive any of the terms of this Agreement if such amendment, modification, discharge, termination or waiver would increase the amount of such Lender’s Loans; or (ii) amend this Section 15.04; and (b) no amendment, waiver or consent shall affect the rights or duties under any Loan Document of, or any payment to, the Administrative Agent (or otherwise modify any provision of Article XII or the application thereof) unless in writing and signed by the Administrative Agent in addition to any signature otherwise required. Section 15.05 Successors and Assigns . (a) General. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents without the prior written consent of the Lenders. Any of the Lenders may assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents to an assignee in accordance with the provisions of Section 15.05(b), (ii) by way of participation in accordance with the provisions of Section 15.05(e) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 15.05(f). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 15.05(d) and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement. 136158242.1 136158242.6 93

(b) Assignments by Lenders. Subject to the following sentence, any of the Lenders may at any time assign to one or more Eligible Transferees (or, if an Event of Default has occurred and is continuing, to any Person) all or a portion of their rights and obligations under this Agreement (including all or a portion of the Commitment and the Loans at the time owing to it) and the other Loan Documents; provided that, to the extent that no Event of Default has occurred and is continuing (x) no such assignment may be made to an Ineligible Assignee and (y) the prior written consent of Borrower (which consent shall not be unreasonably withheld, conditioned or delayed) must be obtained; provided further that (i) unless an Event of Default has occurred and is continuing, immediately following such assignment, “Majority Lenders” must remain comprised of Initial Lender and/or any other Affiliates of Oberland Capital Healthcare Master Fund II LP (“Oberland”), and (ii) Initial Lender shall be jointly and severally liable with its assignee (or assignees, in the case of more than one assignment by Initial Lender) for such assignee Lender(s)’ Commitments through the last day of the Commitment Period. Notwithstanding the foregoing, no such assignment shall be made to Borrower, an Affiliate of Borrower, or any employees or directors of Borrower at any time. Subject to the recording thereof by the Administrative Agent pursuant to Section 15.05(d), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of the Lenders under this Agreement and the other Loan Documents, and correspondingly the assigning Lender shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of a Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) and the other Loan Documents but shall continue to be entitled to the benefits of Article V and Section 15.03. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 15.05(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 15.05(e). (c) Amendments to Loan Documents. Each of the Administrative Agent, the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Administrative Agent, the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made under this Section 15.05. (d) Register. The Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices a register for the recordation of the name and address of any assignee of the Lenders and the Commitment and outstanding principal amount of the Loans owing thereto (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and Borrower shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the “Lender” hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower, at any reasonable time and from time to time upon reasonable prior notice. (e) Participations. Any of the Lenders may at any time, without the consent of, or notice to, Borrower, sell participations to any Person (other than a natural person or Borrower or 136158242.1 136158242.6 94 any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower shall continue to deal solely and directly with the Lenders in connection therewith. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest. Subject to Section 15.05(f), Borrower agrees that each Participant shall be entitled to the benefits of Article V to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 15.05(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.04(a) as though it were the Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 5.01 than a Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent. (g) Certain Pledges. The Lenders may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of the Lenders, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the Lenders from any of their obligations hereunder or substitute any such pledgee or assignee for the Lenders as a party hereto. 136158242.1 136158242.6 95

Section 15.06 Survival; Termination . All covenants, agreements, representations and warranties made by the Obligors herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, or any Lender may have had notice or knowledge of any Default, Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any Lender has any Commitment hereunder and the principal of or any accrued interest on any Loan, any other Obligations or any fee or any other amount payable under this Agreement is outstanding and unpaid. Except as expressly set forth in this Section 15.06, this Agreement shall terminate when the Obligations (including any applicable Make-Whole Amount) have been paid in full in cash, but excluding (i) contingent indemnification obligations (other than those with respect to which the Administrative Agent or any Lender has then given notice to Borrower) and (ii) any remaining obligations to make payments under the Revenue Participation Agreement; provided, however, that the other Loan Documents, including the Revenue Participation Agreement and the Security Documents, shall remain in full force and effect until terminated in accordance with their respective terms. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the obligations of Borrower and the other Obligors under Sections 5.01, 15.03, 15.05, 15.09, 15.10, 15.11, 15.12, 15.13, 15.14 and Article XIII (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitments and, in the case of the Lenders’ assignment of any interest in the Commitments or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that the Lenders may cease to be “Lenders” hereunder. Section 15.07 Captions . The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. Section 15.08 Counterparts . This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart. The parties agree that this Agreement, any documents to be delivered pursuant to this Agreement and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures shall constitute original signatures and are binding on all parties. The original documents shall be delivered as soon as practicable, if requested by any party. 136158242.1 136158242.6 96

Section 15.09 Governing Law . This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 and Section 5-1402 of the New York General Obligations Law shall apply. Section 15.10 Jurisdiction, Service of Process and Venue . (a) Submission to Jurisdiction. Each Obligor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any of its or their respective Affiliates in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof; and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or any other Obligor or its properties in the courts of any jurisdiction. (b) Alternative Process. Nothing herein shall in any way be deemed to limit the ability of the Administrative Agent or the Lenders to serve any such process or summonses in any other manner permitted by applicable law. (c) Waiver of Venue, Etc. Each Obligor irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Obligor is or may be subject, by suit upon judgment. Section 15.11 Waiver of Jury Trial . EACH OBLIGOR AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR 136158242.1 136158242.6 97

RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Section 15.12 Waiver of Immunity . To the extent that any Obligor may be or become entitled to claim for itself or its Property or revenues any immunity on the ground of sovereignty or the like from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment or execution of a judgment, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents. Section 15.13 Entire Agreement . This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. EACH OBLIGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH ADMINISTRATIVE AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. Section 15.14 Severability . If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof. Section 15.15 No Fiduciary Relationship . Borrower acknowledges that the Administrative Agent and the Lenders have no fiduciary relationship with, or fiduciary duty to, Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between the Lenders and Borrower is solely that of creditor and debtor. This Agreement and the other Loan Documents do not create a joint venture among the parties. Section 15.16 Confidentiality . The Administrative Agent and the Lenders agree to maintain the confidentiality of the Confidential Information (as defined in the Confidentiality Agreement (defined below)) in accordance with the terms of that certain confidentiality agreement dated as of March 4, 2020 between Borrower and Oberland Capital Management LLC (the “Confidentiality Agreement”). For the purposes of the Confidentiality Agreement, the terms and provisions of this Agreement 136158242.1 136158242.6 98 and the other Loan Documents shall constitute Confidential Information and the Confidentiality Agreement shall apply to such Confidential Information until such time as this Agreement has terminated. Any new Lender that becomes party to this Agreement hereby agrees to be bound by the terms of the Confidentiality Agreement. The parties to this Agreement shall prepare a mutually agreeable press release announcing the completion of this transaction on the first Borrowing date. Section 15.17 USA PATRIOT Act . The Administrative Agent and the Lenders hereby notify Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Person to identify Borrower in accordance with the Act. Section 15.18 Maximum Rate of Interest . Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (in each case, the “Maximum Rate”). If the Lenders shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans, and not to the payment of interest, or, if the excessive interest exceeds such unpaid principal, the amount exceeding the unpaid balance shall be refunded to the applicable Obligor. In determining whether the interest contracted for, charged, or received by the Lenders exceeds the Maximum Rate, the Lenders may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Indebtedness and other obligations of any Obligor hereunder, or (d) allocate interest between portions of such Indebtedness and other obligations under the Loan Documents to the end that no such portion shall bear interest at a rate greater than that permitted by applicable Law. Section 15.19 Certain Waivers . (a) Real Property Security Waivers. (i) Each Obligor acknowledges that all or any portion of the Obligations may now or hereafter be secured by a Lien or Liens upon real property evidenced by certain documents including, without limitation, mortgages, deeds of trust and assignments of leases and rents. Secured Parties may, pursuant to the terms of said real property security documents and applicable law, foreclose under all or any portion of one or more of said Liens by means of judicial or nonjudicial sale or sales. Each Obligor agrees that Secured Parties may exercise whatever rights and remedies they may have with respect to said real property security, all without affecting the liability of any Obligor under the Loan Documents, except to the extent Secured Parties realize payment by such action or proceeding. No election to proceed in one 136158242.1 136158242.6 99 form of action or against any party, or on any obligation shall constitute a waiver of Secured Parties’ rights to proceed in any other form of action or against any Obligor or any other Person, or diminish the liability of any Obligor, or affect the right of Secured Parties to proceed against any Obligor for any deficiency, except to the extent Secured Parties realize payment by such action, notwithstanding the effect of such action upon any Obligor’s rights of subrogation, reimbursement or indemnity, if any, against Obligor or any other Person. (ii) To the extent permitted under applicable law, each Obligor hereby waives all rights and defenses that such Obligor may have because the Obligations are or may be secured by real property. This means, among other things: (A) Secured Parties may collect from any Obligor without first foreclosing on any real or personal property collateral pledged by any other Obligor; (B) If Secured Parties foreclose on any real property collateral pledged by any Obligor: (1) The amount of the Loans may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (2) Secured Parties may collect from each Obligor even if Secured Parties, by foreclosing on the real property collateral, have destroyed any right that such Obligor may have to collect from any other Obligor. (3) To the extent permitted under applicable law, this is an unconditional and irrevocable waiver of any rights and defenses each Obligor may have because the Obligations are or may be secured by real property. (b) Waiver of Marshaling. WITHOUT LIMITING THE FOREGOING IN ANY WAY, EACH OBLIGOR HEREBY IRREVOCABLY WAIVES AND RELEASES, TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO REQUIRE THE MARSHALING OF ANY ASSETS OF ANY OBLIGOR, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM ANY PAYMENTS MADE OR OBLIGATIONS PERFORMED. Section 15.20 Joint and Several Liability of Oberland . Oberland hereby agrees that it shall be jointly and severally liable with Lenders for Lenders’ Commitments (as reduced by any Borrowings) through the last day of the Commitment Period. [Signature Pages Follow] 136158242.1 136158242.6 100

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written. BORROWER: AXOGEN, INC., a Minnesota corporation By: Name: Title: Address for Notices: 13631 Progress Blvd, Suite 400 Alachua, FL 32615 Attention: Bradley L. Ottinger, Esq. Telephone: (813) 255-5530 Email: bottinger@axogeninc.com With a copy to: DLA Piper LLP (US) One Liberty Place 1650 Market Street, Suite 5000 Philadelphia, PA 19103-7300 Attention: Fahd Riaz, Esq. Telephone: (215) 656-3316 Facsimile: (215) 606-2069 Email: Fahd.Riaz@us.dlapiperbottinger@axogeninc.com [Signature Page to Term Loan Agreement]

SUBSIDIARY GUARANTORS: AXOGEN CORPORATION, a Delaware corporation By: Name: Title: Address for Notices: 13631 Progress Blvd, Suite 400 Alachua, FL 32615 Attention: Bradley L. Ottinger, Esq. Telephone: (813) 255-5530 Email: bottinger@axogeninc.combottinger@axogeninc.co m AXOGEN PROCESSING CORPORATION, a Delaware corporation By: Name: Title: Address for Notices: 13631 Progress Blvd, Suite 400 Alachua, FL 32615 Attention: Bradley L. Ottinger, Esq. Telephone: (813) 255-5530 Email: bottinger@axogeninc.com In each case, with a copy to: DLA Piper LLP (US) One Liberty Place 1650 Market Street, Suite 5000 Philadelphia, PA 19103-7300 Attention: Fahd Riaz, Esq. Telephone: (215) 656-3316 Facsimile: (215) 606-2069 Email: Fahd.Riaz@us.dlapiperbottinger@axogeninc.com [Signature Page to Term Loan Agreement]

ADMINISTRATIVE AGENT: ARGO SA LLC, a Delaware limited liability company By: Name: Title: Address for Notices: c/o Oberland Capital 1700 Broadway, 37th Floor New York, NY 10019 Attention: David Dubinsky Telephone: (212) 257-5858 Facsimile: (212) 257-5851 Email: ddubinsky@oberlandcapital.com LENDERS: TPC INVESTMENTS II LP, a Delaware limited partnership By: Alps Capital II Ltd, its general partner By: Name: Title: Address for Notices: c/o Oberland Capital 1700 Broadway, 37th Floor New York, NY 10019 Attention: Andrew Rubinstein Telephone: (212) 257-5858 Facsimile: (212) 257-5851 Email: arubinstein@oberlandcapital.com [Signature Page to Term Loan Agreement]

Solely for purposes of Section 15.20: OBERLAND CAPITAL HEALTHCARE MASTER FUND II LP a Delaware limited partnership By: Oberland Capital Partners II LLC, its general partner By: Name: Title: Address for Notices: c/o Oberland Capital 1700 Broadway, 37th Floor New York, NY 10019 Attention: Andrew Rubinstein Telephone: (212) 257-5858 Facsimile: (212) 257-5851 Email: arubinstein@oberlandcapital.com [Signature Page to Term Loan Agreement]